QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

WARREN RESOURCES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

1114 Avenue of the Americas, 34th Floor
New York, NY 10036

April 5, 2011

Dear Fellow Stockholders:

        The 2011 Annual Meeting of Stockholders of Warren Resources, Inc. will be held at The Hilton Long Beach Hotel, located at 701 West Ocean Boulevard, Long Beach, California 90831 on Wednesday, May 18, 2011, at 9:00 a.m. (local time).

        The Notice of the Annual Meeting and Proxy Statement, which are attached, provide information concerning the matters to be considered at the Annual Meeting. The Annual Meeting will cover only the business contained in the Proxy Statement and will not include a management presentation.

        Pursuant to new rules promulgated by the Securities and Exchange Commission, we are also providing access to our proxy materials over the Internet.

        Whether or not you plan to attend the Annual Meeting of Stockholders, we urge you to vote and submit your proxy in order to ensure the presence of a quorum of over 50% of the outstanding shares of common stock on the record date of March 31, 2011, which is required for the transaction of business. If you attend the meeting, you will, of course, have the right to revoke the proxy and vote your shares in person. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your shares.

        Your vote is very important to us and our business.    We value your opinions and encourage you to participate in this year's Annual Meeting by voting your proxy if you cannot attend in person. You may vote by Internet or by telephone using the instructions on the Notice, or, if you received a paper copy of the proxy card, by signing and returning it in the envelope provided.

        I hope to see you in Long Beach.

Sincerely,

Norman F. Swanton Chairman of the Board and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 18, 2011

Dear Stockholders:

        You are cordially invited to attend our Annual Meeting of Stockholders which will be held on Wednesday, May 18, 2011, at 9:00 a.m., local time, at The Hilton Long Beach Hotel, located at 701 West Ocean Boulevard, Long Beach, California 90831. We are holding the meeting to:

  1.
  Elect each of Messrs. Chet Borgida, Michael R. Quinlan and Norman F. Swanton to the Board of Directors to serve until the 2014 Annual Meeting of Stockholders;

  2.
  Ratify the appointment of Grant Thornton LLP as independent auditors of the Company to serve for the 2011 fiscal year;

  3.
  Conduct, on a non-binding advisory basis, a vote on executive compensation;

  4.
  Conduct, on a non-binding advisory basis, a vote on the frequency of holding future votes on executive compensation; and

  5.
  Transact such other business as may properly come before the meeting and at any adjournments or postponements of the meeting.

Only Messrs. Borgida, Quinlan and Swanton are eligible to be nominated and elected at the meeting. If any of these nominees becomes unable or unwilling to serve, which is not anticipated, the accompanying proxy may be voted for the election of such other person as shall be designated by the Corporate Governance Committee of our Board of Directors or, as an alternative, the Board of Directors may reduce the number of directors to be elected at the meeting.

        The Board of Directors set March 31, 2011 as the record date for the meeting. This means that owners of Common Stock at the close of business on that date are entitled to:

  •
  receive this notice of the meeting, and

  •
  vote at the meeting and any adjournments or postponements of the meeting.

        We will make available a list of Stockholders as of the close of business on March 31, 2011 for inspection by Stockholders during normal business hours from May 11 to May 18, 2011 at the Company's principal place of business, 1114 Avenue of the Americas, 34th Floor, New York, NY 10036. This list also will be available to Stockholders at the meeting.

        It is important that your shares be represented and voted at the meeting. Please take the time to vote by following the Internet or telephone voting instructions provided. If you received a paper copy of the proxy card, you may also vote by completing and mailing the proxy card in the postage-prepaid envelope provided for your convenience. You may also attend and vote at the Annual Meeting. You may revoke your proxy at any time before the vote is taken by following the instructions in this proxy statement.

        Regardless of the number of shares of Warren that you hold, as a Stockholder your vote is very important and the Board strongly encourages you to exercise your right to vote.

By Order of the Board of Directors

David E. Fleming Senior Vice President, General Counsel and Corporate Secretary

New York, New York
April 5, 2011

 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON MAY 18, 2011:

The notice of the meeting, this Proxy Statement and our 2010 Annual Report (which includes our Annual Report on Form 10-K for the year ended December 31, 2010) are available at
www.proxyvote.com

The Board recommends that you vote:

  •
  FOR each of Messrs. Borgida, Quinlan and Swanton to serve as directors until the 2014 Annual Meeting of Stockholders;

  •
  FOR the ratification of Grant Thornton, LLP as our independent auditor for fiscal year 2011;

  •
  FOR the approval of the advisory vote on executive compensation; and

  •
  FOR the approval of the advisory vote on the frequency of the advisory vote on executive compensation to be held every year.

If you would like to obtain directions to be able to attend the Annual Meeting in person, please contact our Corporate Secretary at info@warrenresources.com or by calling (212) 697-9660.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

        This Proxy Statement contains forward-looking statements, within the meaning of the Federal securities laws, about our business and prospects. The forward-looking statements do not include the potential impact of any mergers, acquisitions, divestitures, securities offerings or business combinations that may be announced or closed after the date hereof. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words "believes," "plans," "intends," "expects," "goals" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words. Our future results may differ materially from our past results and from those projected in the forward-looking statements due to various uncertainties and risks, including those described in Item 1A of Part I (Risk Factors) of our Annual Report on Form 10-K. The forward-looking statements speak only as of the date of this Proxy Statement and undue reliance should not be placed on these statements. We disclaim any obligation to update any forward-looking statements contained herein after the date of this Proxy Statement.

PROXY STATEMENT
FOR 2011 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 18, 2011

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why did I receive these proxy materials?

        We are making these proxy materials available to you on the Internet and by delivering printed versions of these materials to you by mail, in connection with the 2011 Annual Meeting of Stockholders of Warren Resources, Inc. The Annual Meeting will be held on Wednesday, May 18, 2011. In this proxy statement, Warren Resources, Inc. is referred to as the "Company" or "Warren." This proxy statement and the enclosed proxy card are first being mailed to Stockholders on or about April 5, 2011.

What is included in these proxy materials?

        The following documents are included in these proxy materials and are available on our website at www.proxy.warrenresources.com:

  •
  Our Notice of Annual Meeting;

  •
  Our Proxy Statement; and

  •
  Our Annual Report on Form 10-K for 2010.

        If you received printed versions of these materials by mail, these materials also include a proxy card or voting instruction form.

Where and when is the Annual Meeting?

        The Annual Meeting will be held at The Hilton Long Beach Hotel, located at 701 West Ocean Boulevard, Long Beach, California 90831, on Wednesday, May 18, 2011 at 9:00 a.m. local time.

What is the purpose of the Annual Meeting?

At the Annual Meeting, Stockholders will vote upon:

  •
  The election of each of Messrs. Borgida, Quinlan and Swanton to the Board of Directors to serve until the 2014 Annual Meeting of Stockholders;

  •
  the ratification of the appointment of Grant Thornton LLP as our independent auditor for fiscal year 2011;

  •
  to approve, on a non-binding advisory basis, Warren's compensation of its named executive officers as disclosed in this proxy statement; an advisory vote on executive compensation, a so-called "Say-on-Pay" proposal;

  •
  an advisory vote on the frequency of the advisory vote on executive compensation, a so-called "Say-When-on-Pay" proposal; and

  •
  any other matters that may properly come before the meeting.

How does the Board recommend that I vote?

        The Board recommends that you vote:

  •
  FOR each of Messrs Borgida, Quinlan and Swanton to the Board of Directors to serve until the 2014 Annual Meeting of Stockholders;

  •
  FOR the ratification of the appointment of Grant Thornton, LLP as our independent auditor for fiscal year 2011;

  •
  FOR approval of the following resolution: "RESOLVED, that the compensation paid to Warren's named executive officers, as disclosed in the 2011 Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED;" and

  •
  FOR a vote every year on Warren's executive compensation.

        If any other matters are brought before the meeting, the proxy holders will vote as recommended by our Board. If no recommendation is given, the proxy holders will vote in their discretion.

Why should I vote?

        Your vote is very important to the Board, even if you cast a dissenting vote. Regardless of the number of shares you hold, the Board strongly encourages you to exercise your right to vote as a Stockholder of the Company.

Who may vote?

        All Stockholders of record of Warren's common stock at the close of business on March 31, 2011, which we refer to as the record date, are entitled to receive notice of the Annual Meeting and to vote the shares of common stock held by them on the record date. Each outstanding share of common stock entitles its holder to cast one vote for each matter to be voted upon.

What is a proxy?

        It is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. We have designated two of our directors as proxies for the 2011 Annual Meeting of Stockholders. These are directors: Michael R. Quinlan and Chet Borgida.

What is a proxy statement?

        It is a document that Securities and Exchange Commission ("SEC") regulations require us to give you when we ask you to sign a proxy card designating Michael R. Quinlan and Chet Borgida as proxies to vote on your behalf.

        What is the difference between a Stockholder of record and a Stockholder who holds stock in street name?

  •
  If your shares are registered in your name, you are a Stockholder of record.

  •
  If your shares are held in the name of your broker, bank or depository, your shares are held in street name.

How do I vote?

        If your shares of common stock are held by a broker, bank, or other nominee (i.e., in "street name"), you will receive instructions from your nominee, which you must follow in order to have your shares voted. The instructions may appear on the special proxy card provided to you by your nominee (also called a "voting instruction form"). Your nominee may offer you different methods of voting, such as by telephone or Internet.

        If you hold your shares of common stock in your own name as a holder of record, you may vote in person at the Annual Meeting or instruct the proxy holders named in the enclosed proxy card how to vote your shares by marking, signing, dating, and returning the proxy card in the postage-paid envelope that we have provided to you.

        Proxies that are executed, but do not contain any specific instructions, will be voted "FOR" the election of the nominees for directors specified in this proxy statement and "FOR" ratification of the appointment of auditors. The persons named in the proxy will have authority to vote in accordance with their own discretion on any other matters that properly come before the meeting.

        You may vote by any of the following four methods:

  (i)
  Internet. Vote on the Internet at www.proxyvote.com, the web site for Internet voting. Simply follow the instructions on the Notice, or if you received a proxy card by mail, follow the instructions on the proxy card and you can confirm that your vote has been properly recorded. If you vote on the Internet, you can request electronic delivery of future proxy materials. Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (EST) on May 17, 2011.

  (ii)
  Telephone. Vote by telephone by following the instructions on the Notice, or if you received a proxy card, by following the instructions on the proxy card. Easy-to-follow voice prompts allow you to vote your stock and confirm that your vote has been properly recorded. Telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (EST) on May 17, 2011.

  (iii)
  Mail. If you received a proxy card by mail, vote by mail by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided. If you vote by mail and your proxy card is returned unsigned, then your vote cannot be counted. If you vote by mail and the returned proxy card is signed without indicating how you want to vote, then your proxy will be voted as recommended by the Board. If mailed, your completed and signed proxy card must be received by May 17, 2011.

  (iv)
  Meeting. You may attend and vote at the Annual Meeting.

The Board recommends that you vote using one of the first three methods discussed above, as it is not practical for most stockholders to attend and vote at the Annual Meeting. Using one of the first three methods discussed above to vote will not limit your right to vote at the Annual Meeting if you later decide to attend in person. If your stock is held in street name (for example, held in the name of a bank, broker, or other holder of record), you must obtain a proxy, executed in your favor from your bank, broker or other holder of record to be able to vote at the Annual Meeting.

Who may attend the Annual Meeting?

        Only Stockholders on the record date are invited to attend the Annual Meeting. Proof of ownership of Warren Resources, Inc.'s common stock, as well as a form of personal identification photo, may be requested in order to be admitted to the Meeting. If you are a Stockholder of record, your name can be verified against our Stockholder list. If you hold your Warren shares in "street name"—for instance, through a broker—you must request a proxy from your broker or other nominee holding your shares in record name on your behalf in order to attend the meeting and vote at that time (your broker may refer to it as a "legal" proxy). If you own shares in street name, bring your most recent brokerage statement with you to the meeting. We can use that to verify your ownership of Common Stock and admit you to the meeting; however, you will not be able to vote your shares at the meeting without a legal proxy from your broker.

        Stockholders will be admitted to the Annual Meeting beginning at 8:30 a.m. No cameras, recording equipment or electronic devices will be permitted in the Meeting and large bags, briefcases or packages may be subject to inspection.

What are the quorum and voting requirements to the actions to be voted upon by Stockholders at the Annual Meeting?

        The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of common stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. As of the record date of March 31, 2011, there were 71,419,977 shares of common stock outstanding.

        For proposal 1, the election of directors, the three nominees receiving the greatest number of votes at the Annual Meeting will be elected, even if one or more of them does not receive a majority of the votes cast.

        For proposal 2, ratification of the appointment of our independent auditors, the appointment of the auditors will be ratified if the number of votes cast "for" ratification exceeds the votes cast "against."

        The vote concerning Proposal 3, Say-On-Pay, represents an advisory vote and the results will not be binding on the Board or the Company. The affirmative vote of a majority of the shares present or represented at the Annual Meeting and entitled to vote on the matter will constitute the Stockholders' non-binding approval with respect to our executive compensation programs. The Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.

        The vote concerning Proposal 4, Say-When-On-Pay, represents an advisory vote and the results will not be binding on the Board or the Company. The affirmative vote of a plurality of the shares present or represented at the Annual Meeting and entitled to vote on the matter will constitute the Stockholders' non-binding approval with respect to the frequency of submission to stockholders of "Say-on-Pay" proposals. The Board will review the voting results and take them into consideration when making future decisions regarding the frequency of the advisory vote on executive compensation.

        For any other business that may properly come before the Annual Meeting, the vote of a majority of the shares voted on the matter will constitute the act of the Stockholders on that matter, unless the law, or our articles of incorporation or bylaws, require the vote of a greater number.

How are votes counted?

        Each share of common stock is entitled to one vote on each matter submitted to the Stockholders. Abstentions, withheld votes and "broker non-votes" will be counted for purposes of establishing a quorum. Broker non-votes are proxies received from brokers or other nominees holding shares on behalf of their clients who have not received specific voting instructions from their clients with respect to non-routine matters. In counting the votes cast for the election of directors, only those cast "for" and "against" a matter are included, although you cannot vote "against" a nominee for director. You can, however, withhold authority to vote with respect to any nominee for director. Abstentions and withheld votes will have no effect on the outcome of the election of directors or the ratification of the independent auditors.

        If you hold your shares of common stock in your own name as a holder of record, and you fail to vote your shares, either in person or by proxy, the votes represented by your shares will not affect the vote. If, however, your shares are held in "street name" and you fail to give instructions as to how you want your shares voted, the broker, bank or other nominee may vote the shares in their own discretion on certain routine matters, which for the 2011 Annual Meeting includes only proposal 2, the ratification of the independent auditor.

How many votes must be present to hold the Annual Meeting?

        Your stock is counted as present at the Annual Meeting if you attend the Annual Meeting and vote in person or if you properly return a proxy by Internet, telephone or mail. In order for us to hold our Annual Meeting, holders of a majority of our common stock entitled to vote must be present in person or by proxy at the Annual Meeting. This is referred to as a quorum. Abstentions, withheld votes and broker non-votes will be counted as present for purposes of determining a quorum.

What is a broker non-vote?

        Rule 452 of the New York Stock Exchange (NYSE), which governs all brokers, permits brokers to vote their customers' stock held in street name on routine matters when the brokers have not received voting instructions from their customers. The NYSE does not, however, allow brokers to vote their customers' stock held in street name on non-routine matters unless they have received voting instructions from their customers. In such cases, the uninstructed shares for which the broker is unable to vote are called broker non-votes.

What routine matters will be voted on at the Annual Meeting?

        The ratification of the independent auditor is a routine matter on which brokers may vote in their discretion on behalf of customers who have not provided voting instructions.

Will other matters be voted on at the Annual Meeting?

        We are not aware of any other matters to be presented at the Annual Meeting other than those described in this proxy statement. If any other matters not described in the proxy statement are properly presented at the meeting, proxies will be voted in accordance with the discretion of the proxy holders.

Can I revoke my proxy?

        You may revoke your proxy at any time before it has been exercised by:

  •
  Filing a written revocation with the Corporate Secretary at the following address: Warren Resources, Inc., 1114 Avenue of the Americas, 34th Floor, New York, NY 10036;

  •
  Filing a duly executed proxy bearing a later date; or

  •
  Appearing in person and voting by ballot at the Annual Meeting.

        Any Stockholder of record as of the record date attending the Annual Meeting may vote in person whether or not they previously have given a proxy, but the presence (without further action) of a Stockholder at the Annual Meeting will not constitute revocation of a previously given proxy.

What other information should I review before voting?

        Our 2011 Annual Report to Stockholders, including financial statements for the fiscal year ended December 31, 2010, is available on www.proxyvote.com. The Annual Report, however, is not part of the proxy solicitation material. A copy of our Annual Report on Form 10-K filed with the Securities and

Exchange Commission (the "SEC"), including the financial statements, may be obtained without charge by:

  •
  Accessing Warren's website at www.proxy.warrenresources.com or the EDGAR database at the SEC's website at www.sec.gov, or

  •
  Writing to Warren Resources, Inc., Investor Relations, Warren Resources, Inc., 1114 Avenue of the Americas, 34th Floor, New York, NY 10036.

        Your vote is very important. Please take the time to vote by completing and mailing the proxy card. A postage-prepaid envelope has been provided for your convenience. If your proxy card is returned unsigned, then your vote cannot be counted. If the returned proxy card is signed and dated without indicating how you want to vote, then your proxy will be voted as recommended by the Board of Directors.

How can I communicate with Warren's Board of Directors?

        You or any other interested party may communicate with our Board of Directors by sending a letter addressed to our Board of Directors, non-management directors, lead director or specified individual directors to:

  The Office of the Corporate Secretary
  Warren Resources, Inc.
  1114 Avenue of the Americas, 34th Floor
  New York, NY 10036

        Any such letters will be delivered to the independent lead director or to a specified director if so addressed. Letters relating to accounting matters will also be delivered to our chief risk officer for handling in accordance with the Audit Committee's policy on investigation of complaints relating to accounting matters.

How can I reduce my Company's expenses and conserve natural resources by electing to receive my proxy materials electronically in the future?

        You can request electronic delivery of our proxy statement and annual report if you are a Stockholder of record or if you hold your shares in street name. In fact, we encourage you to request electronic delivery of these documents if you are comfortable viewing documents online, because it saves us the expense of printing and mailing the materials to you and helps conserve environmental resources. Stockholders who sign up to receive proxy materials electronically will receive an e-mail with links to the proxy materials, which may give them faster delivery of the materials and will save money for our Company and our Stockholders. Your e-mail address will be kept separate from any other Company operations and will be used for no other purpose.

        If you would like to sign up to receive our proxy statement and annual report electronically in the future, you can choose this option by:

  •
  following the instructions provided on your proxy card or voting instruction form; or

  •
  going to www.proxyvote.com and following the instructions provided.

If you choose to view future proxy statements and annual reports over the Internet, you will receive an e-mail message next year containing a link to the Internet website where you can access our proxy statement and annual report. The e-mail also will include instructions for voting over the Internet. Your election is permanent unless you revoke it later.

What are the "notice and access" rules and how do they affect the delivery of the proxy materials?

        The SEC's notice and access rules allow us to deliver proxy materials to our Stockholders by posting the materials on an Internet website, notifying Stockholders of the availability of the proxy materials on the Internet and sending paper copies of proxy materials upon Stockholder request. We believe that the notice and access rules allow us to use Internet technology that many Stockholders prefer, continue to provide our Stockholders with the information they need and, at the same time, assure more prompt delivery of the proxy materials. The notice and access rules also lower our cost of printing and delivering the proxy materials and minimize the environmental impact of printing paper copies.

Where can I find the voting results of the meeting?

        We will announce voting results at the meeting, and we will publish the unofficial results in a Current Report on Form 8-K within four business days following the meeting. You can get a copy of this and other reports free of charge on the Company's website at www.warrenresources.com, or by contacting our Investor Relations Department at (212) 697-9660.

 ITEM 1—ELECTION OF DIRECTORS

Director Nomination Process

        The Company's Corporate Governance Guidelines state that the Corporate Governance Committee shall, for positions on the Board of Directors, apply the qualification guidelines set forth below. The Corporate Governance Committee of the Board of Directors reviews possible candidates for the Board and recommends the nominees for Directors to the Board for approval. The Board has adopted general criteria for Nomination to the Board of Directors. These criteria describe specific traits, abilities and experience that the Corporate Governance Committee and the Board look for in determining candidates for election to the Board, including:

        Qualifications of the Board as a Whole.    The Corporate Governance Committee seeks to identify the personal characteristics needed in a director nominee so that the Board as a whole will possess the qualifications set forth in the Corporate Governance Guidelines. These qualifications include:

  1.
  personal and professional integrity and high ethical standards;

  2.
  good business judgment;

  3.
  an excellent reputation in the industry in which the nominee or director is or has been primarily employed;

  4.
  a sophisticated understanding of our business or similar businesses;

  5.
  curiosity and a willingness to ask probing questions of management;

  6.
  the ability and willingness to work cooperatively with other members of the Board and with the Chief Executive Officer ("CEO") and our other members of senior management; and

  7.
  the ability and willingness to support us with his preparation for, attendance at and participation in Board meetings.

        Individual Qualifications.    The Corporate Governance Committee also seeks to compile, through such means as the Committee considers appropriate, a list of potential director nominees thought to possess the individual qualifications identified in the Corporate Governance Guidelines; including without limitation:

• other Board service (both prior and current)	• oil and gas company expertise
• current or former experience as CEO of a public company	• government relations experience
• public company executive service (both prior and current)	• marketing/commodity risk management experience
• financial expertise	• manufacturing/operations experience

        The Corporate Governance Committee annually considers the size, composition and needs of the Board in light of these criteria and accordingly considers and recommends candidates for membership on the Board. The Corporate Governance Committee considers suggestions from many sources, including shareholders, regarding possible candidates for Directors.

        Our by-laws provide for the annual election of directors. Our by-laws also provide that the number of directors shall be determined by the Board, which has set the number at eleven. Currently, the Board has nine directors elected and serving and two vacancies, which vacancies shall continue after the 2011 Annual Meeting. The Board of Directors of Warren is divided into three classes of directors for purposes of election. One class of directors is elected at each annual meeting of Stockholders to serve for a three-year term.

        At the 2011 meeting, the terms of three existing directors are expiring, Mr. Borgida, Mr. Quinlan and Mr. Swanton. If elected at this meeting, these three directors will hold office until the expiration of their terms at the 2014 annual meeting or until the respective director's successor has been duly elected and qualified or the director's earlier resignation, death or removal. Those directors not up for election this year will continue in office for the remainder of their terms.

        Unless otherwise instructed, the proxies received will be voted for the nominees named below to serve as directors. We have no reason to believe that any of the nominees will be unable or unwilling for good cause to serve if elected. If a nominee is unavailable for election, then the proxies will be voted for the election of another nominee proposed by the Corporate Governance Committee or, as an alternative, the Board may reduce the number of directors to be elected at the meeting. Each director holds office until his or her successor has been duly elected and qualified or the director's earlier resignation, death or removal.

        The election of each nominee requires that the number of votes cast "FOR" the nominee's election exceed the votes cast "AGAINST" that nominee's election.

        The three nominees for election as directors and the other directors whose terms of office continue after the meeting have provided the following information about themselves.

DIRECTORS NOMINATED THIS YEAR FOR TERM EXPIRING IN 2014

        Chet Borgida, age 66, was elected to the Board of Directors in November 2003 as an independent director and also serves as a member of our Audit Committee, which he chairs, and our Compensation Committee. Mr. Borgida has more than 30 years of domestic and international management experience in auditing and advising retail, distribution and media businesses. He was a partner at Grant Thornton LLP (Warren's independent auditors) from 1977 to 2001. While at Grant Thornton LLP, Mr. Borgida had no involvement in the review or preparation of Warren's audited financial statements. From 2006 through 2007, he served as the Chief Operating Officer of the Naples Realty Group, Inc. From 2001 to 2003, Mr. Borgida was a Senior Vice-President and Chief Financial Officer of Cross Media Marketing Corporation. From 2007 until December 2009 when it was acquired by another company, Mr. Borgida was a director of MTS Medication Technologies, Inc., a NASDAQ listed company, of which he was appointed lead director in 2009 and a member of the Audit Committee. He graduated from Hunter College with a Bachelor Degree in Business Science in 1967. He is a member of the American Institute of Certified Public Accountants.

        Michael R. Quinlan, age 66, joined the Board as a director in January 2002 as an independent director and serves on the Corporate Governance Committee of the Board, which he chairs. From 1963 to 2002, Mr. Quinlan was employed by the McDonald's Corporation, a global food service retailer. In 1979, Mr. Quinlan was appointed to the board of directors of McDonald's and served as the Chief Executive Officer from 1987 to 1998. From 1990 to 1999, he served as Chairman of the Board of McDonald's Corporation. Currently he serves as the Chairman Emeritus of McDonald's Corporation. He is a Life Trustee of Ronald McDonald House Charities. Mr. Quinlan is chairman of the board of trustees of Loyola University Chicago. Additionally, he is a member of the board of directors of Loyola University Health System. He is also on the board of directors of Dun & Bradstreet Corporation and previously served as a director of the May Department stores from 1993 to 2005. Mr. Quinlan earned a Bachelor of Science degree in 1967 and a Master's of Business Administration from Loyola University Chicago in 1970. He has been awarded Honorary Doctors of Law Degrees from Loyola University Chicago, Elmhurst College and Illinois Benedictine College.

        Norman F. Swanton, age 72, is and has been our President, Chairman of the Board and Chief Executive Officer since we were founded in June 1990. From October 1986 to 1990, he served as an independent financial advisor. From 1972 to 1985, he served as Chairman of the Board, President and Chief Executive Officer of Swanton Corporation, a publicly held company engaged in energy, retail and financial services businesses. From 1961 to 1972, he served as an executive officer for Glore, Forgan, Staats, Inc. and a divisional controller for Hayden Stone, Inc. which were New York Stock Exchange member securities and underwriting firms. He also served as a principal consultant to the Trust Fund of the New York Stock Exchange serving as its representative in the liquidation of several former New York Stock Exchange member firms. Mr. Swanton received his Bachelor of Arts Degree in History and Political Science from Long Island University in 1962 and attended Bernard Baruch Graduate School of Business in a graduate degree program in Accountancy and Finance from 1963 to 1966. He is the brother-in-law of Thomas G. Noonan (a Director of the Company).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE FOREGOING NOMINEES TO SERVE AS A DIRECTOR.

        Although they are not being voted upon this year, the Company has the following current directors:

CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2013

        Anthony L. Coelho, age 68, joined our Board as an independent director in May 2001 and serves on the Compensation Committee, which he chairs, and the Corporate Governance Committee of the Board. From December 2000 to the present, Mr. Coelho has devoted his time to serving on the boards of directors listed below and as an independent consultant and adviser. From 1998 through November 2000, he served as the General Chairman for the U.S. Presidential campaign of Vice President Al Gore. From 1995 to 1998, he was Chairman and Chief Executive Officer of ETC w/tci, Inc. an education and training technology company in Washington, D.C. and from 1990 to 1995, he served as President and CEO of Wertheim Schroeder Investment Services, Inc. From 1978 to 1989, he served five terms in the U.S. Congress, representing the State of California as a member of the U.S. House of Representatives. During his congressional terms, he served as Democratic Majority Whip from 1987 to 1989 and authored the Americans with Disabilities Act. Congressman Coelho was also appointed chairman of the President's Committee on the Employment of People with Disabilities by President Clinton. Congressman Coelho has served on a number of corporate boards. In the last five years he has served on the boards CepTor Corporation, Cyberonics, Inc., Stem Cell Innovation, Inc., Universal Access Global Holdings, Inc, and since 1991, he has been a member of the Board of Service Corporation International, a publicly traded company. Congressman Coelho earned a Bachelor of Arts degree in Political Science from Loyola Marymount University in 1964.

        Dominick D'Alleva, age 59, has been a director since June 1992. He was our Secretary until 2002 and became an independent director thereafter. He serves on the Compensation, Audit and Corporate Governance Committees of the Board. Additionally, from 1995 to the present, he has been a principal with D and D Realty Company, LLC, a privately owned New York limited liability company involved in the acquisition and financing of real estate. From 1986 to 1995, he was engaged in residential New York City real estate for his own account and as general counsel to various real estate acquisition firms, where he negotiated contracts for the acquisition and financing of commercial real estate. From 1983 to 1985, he served as Executive Vice President, Director and General Counsel of Swanton Corporation, which engaged in energy, retail and financial services businesses. From 1980 to 1983 he was Associate Counsel of Damson Oil Corporation. From 1977 to 1980 he was an associate with Simpson, Thatcher & Bartlett specializing in securities and corporate law. Mr. D'Alleva received a Bachelor of Arts degree Summa Cum Laude from Fordham University in 1974 and earned his Juris Doctor degree with honors from Yale University in 1977.

        James M. McConnell, age 70, has been an independent director since May 2009 and serves on the Audit Committee. Mr. McConnell retired in 2002 from Instron Corporation, where he was President and CEO from 1990 to 2002. Instron Corporation is a leading supplier of scientific instruments and systems for characterization of the mechanical properties of materials and systems. From 1986 to 1990, he was the President and CEO of Emerson Electric-Automatic Switch Division, and from 1985 to 1986, Mr. McConnell was President and COO of Rosemount Division of Emerson Electric and Group VP of Emerson Electric. Since 1996, Mr. McConnell has served on the Board of Directors of ESCO Technologies, Inc., a NYSE listed company. He earned a Bachelor of Arts degree from the University of Texas at Austin in Mathematics and Physics in 1963.

        Espy Price, age 69, has been an independent director since May 2009 and serves on the Compensation Committee. Mr. Price retired in late 1999 as Vice President and General Manager of Chevron's Mid-Continent Business Unit, where he was responsible for all onshore USA exploration and production. From 1992 to 1996, he was Vice President of Chevron Overseas Petroleum, Inc., where he was responsible for Chevron's joint venture in the Republic of Kazakhstan. From 1990 to 1992, he was Vice President of Chevron's Gulf of Mexico Business Unit. From 1985 to 1990, he was employed at P.T. Caltex Pacific Indonesia, where he was Executive Vice President and Managing Director. From 1965 to 1985, he held various petroleum engineering positions with Chevron. Mr. Price earned a Bachelor of Science in Petroleum Engineering in 1963 and a Master of Science in Petroleum Engineering in 1969 from the University of Southwestern Louisiana.

CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2012

        Leonard DeCecchis, age 62, joined the board in September 2006 as an independent director and serves on the Audit Committee of the Board. Mr. DeCecchis retired from Prestone Products Corporation, where he was Executive Vice President and Chief Financial Officer of Prestone Products Corporation and a member of its board of directors until June 1999, and has been an investor in real estate and numerous business ventures since that time. In 1994, Mr. DeCecchis participated in a management buyout of Prestone antifreeze and other car care products from First Brands Corporation, a NYSE company. The new Prestone management team was successful in growing sales and doubling operating income within three years. In 1997, the company was sold to Allied Signal Corporation. From 1986 to 1994, Mr. DeCecchis was Vice President and Treasurer of First Brands Corporation, which had also been a management buyout of the automotive and home products divisions of Union Carbide Corporation. Mr. DeCecchis joined Union Carbide in 1974 and held numerous positions in auditing, treasury and financial reporting. In 1971, Mr. DeCecchis began his career at Peat Marwick Mitchell & Co. Mr. DeCecchis received a Bachelor's degree from Pace University in 1971 and a Master of Business Administration from Fordham University in 1979. He was previously a Certified Public Accountant in New York.

        Thomas G. Noonan, age 72, joined the Board as a director in November 1997 and until March 16, 2006, served on the Compensation Committee of the Board. From 1980 to 1997, he served as Manager of Quality Assurance for Mars Inc., an international food and candy company. From 1961 to 1979, he was a microbiologist for the Environmental Department of the State of New York. Mr. Noonan's tenure at the New York State Health Dept. and M/M Mars has afforded him experience in the areas of environmental health, risk and crisis management, quality assurance system design implementation and monitoring, facility inspection, regulatory affairs and facility certification. Mr. Noonan received a Bachelor of Science degree from Fordham University in New York in 1959. He is the brother-in-law of Mr. Swanton.

Director Nominees' Qualifications

        The Corporate Governance Committee found that each of the Director nominees possesses the following experience, qualifications, attributes and skills that, combined with those qualifications identified above, led the Committee to conclude that such nominee should be recommended for re-election and continue to serve as a member of our Board:

Chet Borgida

  •
  Having more than 30 years of domestic and international management experience in auditing and advising businesses as a partner of a major international certified public accounting firm, he brings to the Board extensive financial, accounting and consulting expertise, including a deep understanding of accounting principles and financial reporting rules and regulations.

  •
  As a Certified Public Accountant, he brings significant financial expertise and experience in the preparation and review of financial statements and disclosure documents.

  •
  As prior member of the board of directors of two public companies, which were sold, where he also on the Audit Committees, he brings experience and expertise serving on public company boards.

Michael R. Quinlan

  •
  As the former Chairman and CEO of McDonalds Corporation, a Fortune 100 company, he brings to the Board a wealth of complex management, worldwide operational and financial expertise. In addition, Mr. Quinlan's service on another public company board provides him with valuable experience.

  •
  He also brings in-depth knowledge of the opportunities and challenges facing growing companies.

  •
  As the chairman of the board of directors of Loyola University Chicago, he brings significant public affairs and non-profit experience.

  •
  As a member of the board of directors of Dun and Bradstreet Corporation, where he also chairs the corporate governance committee, he brings experience and expertise serving on public company boards.

Norman F. Swanton

        As our founder, and Chairman of the Board and Chief Executive Officer, he brings historical knowledge and strategic experience and is well suited to serve as a link between board and management.

  •
  As a former executive officer of a NYSE member securities brokerage and investment banking firm, he brings significant expertise and experience in finance, investment banking and credit/financial analysis.

  •
  He brings 20 years of significant experience in the oil and natural gas industry.

Continuing Directors' Qualifications

        The Corporate Governance Committee found that each of the continuing Directors with terms expiring in 2012 and 2013 possesses the following experience, qualifications, attributes and skills that combined with those qualifications identified above:

Dominick D'Alleva

  •
  As a member of the Board of Directors since 1992, he brings significant historical knowledge and strategic experience.

  •
  As a former officer and general counsel of two oil and gas companies, he brings significant experience in the oil and natural gas industry.

  •
  As an attorney, brings legal expertise.

Anthony L. Coelho

  •
  As a five term U.S. Congressman, representing the State of California, former Democratic Majority Whip and General Chairman for the U.S. Presidential campaign of Vice President Al Gore, he brings significant government relations experience.

  •
  As a staffer and Member of Congress from 1965 to 1989, Mr. Coelho worked on oil and gas issues in his Congressional District, including service on the House Interior and Insular Affairs Committee, which oversees all federal public lands.

  •
  As a former President and CEO of Wertheim Schroeder Investment Services, Inc., he brings significant expertise and experience in finance, investment banking and credit/financial analysis

  •
  As member of the board of directors and committees Ripplewood Holdings, LLC and Service Corporation International, publicly traded companies, he brings experience and expertise serving on public company boards.

Len DeCecchis

  •
  As former Executive Vice President and Chief Financial Officer of Prestone Products, Inc., he brings significant financial expertise and experience in the preparation and review of financial statements and disclosure documents.

  •
  As a former board member of Prestone Products, Inc., he brings experience and expertise serving on corporate boards.

  •
  As the former Vice President and Treasurer of First Brands Corporation, where he had also participated in a management buyout of the automotive and home products divisions of Union Carbide Corporation, he has substantial experience in financial statements and corporate sales transactions.

  •
  As a former Certified Public Accountant, he brings significant financial expertise and experience in the preparation and review of financial statements and disclosure documents.

Thomas Noonan

  •
  As an executive with Mars, Inc., he brings more than 30 years of operating and quality assurance experience.

  •
  Having served in both the public and private sectors he has gained broad experience in environmental and regulatory affairs.

  •
  Having prior responsibility for facility quality assurance, education and training various inspections and certification, he brings essential assets to the corporation.

  •
  As a member of the Board of Directors since 1997, he brings significant historical knowledge and strategic experience.

James M. McConnell

  •
  As President and CEO of Instron Corporation, he brings significant business and managerial expertise.

  •
  As member of the board of directors and committees of ESCO Technology, Inc., a NYSE listed company, he brings experience and expertise serving on public company boards and as an Audit Committee member.

Espy P. Price

  •
  As an officer of a major integrated oil and gas company, he is well suited to inform the board of significant strategic matters.

  •
  As Vice President and General Manager of Chevron's Mid-Continent Business Unit, where he was responsible for all onshore USA exploration and production, he brings significant experience in the oil and natural gas industry, including membership in the Society of Petroleum Engineers.

  •
  As an engineer, holding a Bachelor of Science degree and a Master of Science degree in Petroleum Engineering he brings technical expertise.

        As part of its duties under the Corporate Governance charter, if the Corporate Governance Committee so determines it to be appropriate, it may engage an outside consultant to assist in the search for nominees and to conduct background investigations on all nominees regardless of how nominated. The Corporate Governance Committee shall be responsible for reviewing the resume of each nominee. The Corporate Governance Committee shall be responsible for conducting interviews with the nominees meeting the desired set of qualifications. Following interviews, the Corporate Governance Committee shall compile a short list of nominees (which, at the discretion of the Committee, may consist of a single individual) who may meet, at a minimum, with the Chairman of the Board, the Chief Executive Officer and the Chairman of the Corporate Governance Committee and/or the Lead Director. The Corporate Governance Committee shall be responsible for evaluating the nominee(s) in relationship to the culture of the Company and the Board and its needs.

Minimum Criteria for Board Members

        Each candidate must possess at least the following specific minimum qualifications:

  •
  Each candidate shall be prepared to represent the best interests of all of the Company's Stockholders and not just one particular constituency;

  •
  Each candidate shall be an individual who has demonstrated integrity and ethics in his/her personal and professional life and has established a record of professional accomplishment in his/her chosen field;

  •
  No candidate, or family member (as defined in NASD rules), or affiliate or associate (each as defined in Rule 405 under the Securities Act of 1933, as amended) of a candidate, shall have any material personal, financial or professional interest in any present or potential competitor of the Company; and

  •
  Each candidate shall be prepared to participate fully in Board activities, including active membership on at least one Board committee and attendance at, and active participation in, meetings of the Board and the committee of which he or she is a member, and not have other personal or professional commitments that would, in the Corporate Governance Committee's sole judgment, interfere with or limit his or her ability to do so.

Additional Desirable Qualities, Skills and Diversity

        In addition, the Corporate Governance Committee also considers it desirable that Candidates possess the following qualities or skills:

  •
  Although the Board does not have a formal diversity policy, each candidate should contribute to the Board's overall diversity—diversity being broadly construed to mean a variety of opinions, perspectives, personal and professional experiences and backgrounds;

  •
  Each candidate should contribute positively to the existing chemistry and collaborative culture among Board members; and

  •
  Each candidate should possess professional and personal experiences and expertise relevant to the Company's goal of being a leading exploration and development company. At this stage of the Company's development, relevant experiences might include, among other things, senior level executive experience and relevant senior level expertise in one or more of the following areas—engineering, finance, accounting, sales and marketing, organizational development, information technology and public relations.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS' MATTERS

        Our Board of Directors and management are dedicated to exemplary corporate governance. Good corporate governance is vital to our continued success. Our Board of Directors has adopted the Warren Resources Corporate Governance Guidelines to provide a corporate governance framework for our directors and management to effectively pursue our objectives for the benefit of our Stockholders. The Board reviews and updates these guidelines and the charters of the Board committees at least annually in response to evolving "best practices" and the results of annual Board and committee evaluations. Our Corporate Governance Guidelines, as well as our Code of Ethics and Business Conduct, can be found at www.warrenresources.com by clicking on "Management" and then "Corporate Governance." Stockholders may request a free printed copy of our Corporate Governance Guidelines and our Code of Ethics and Business Conduct by contacting our Corporate Secretary at info@warrenresources.com or by calling (212) 697-9660.

        The Board is elected by the Stockholders to oversee their interest in the long-term health and the overall success of the Company's business and its financial strength. The Board serves as the ultimate decision-making body of the Company, except for those matters reserved to or shared with the Stockholders. The Board selects and oversees the members of senior management, who are charged by the Board with conducting the business of the Company.

Board Leadership Structure

        The Company's Board structure is currently designed to ensure open communication between the Board and executive management and to provide consistent and effective leadership of both the Board and executive management. As part of this approach, our Chief Executive Officer ("CEO") also serves as Chairman of the Board (Chairman), and works in concert with the rest of our majority-independent Board and the independent Lead Director to oversee the execution of the Company's strategy.

        Our By-Laws and Corporate Governance Guidelines currently permit the roles of Chairman and CEO to be separate. Such an approach can be useful when transitioning a new CEO into the combined Chairman and CEO role, and can also potentially provide a backstop to ensure that the talent is available to fill the CEO role should a senior management succession failure occur.

        At this time, we believe that a combined Chairman and CEO role is currently the most desirable approach for promoting long-term stockholder value for several reasons:

  •
  Promotes Unified Approach on Corporate Strategy Development and Execution—Maintaining a combined role enables the Company's CEO to act as a bridge between management and the Board, helping both to act with a common purpose. This also fosters consensus-building and can help prevent divergent views on strategy and tactical execution of a Board-approved vision and strategy at the top levels within the Company;

  •
  Requires that CEO Recognize Importance of Good Corporate Governance—Maintaining a combined position requires that the CEO's responsibilities include a mastery of good corporate governance, a focus on broad stakeholder interests, and an open channel of communication, all of which enhance the CEO's credibility with the Board and require the CEO to appreciate the vital importance of good governance practices in executing the Company's strategy;

  •
  Provides Clear Lines of Accountability—A combined position has the practical effect of simplifying the accountability of the executive management team, therefore reducing potential confusion and fractured leadership that could result from reporting to two individuals as opposed to one; and

  •
  Provides Clear Roadmap for Stockholder/Stakeholder Communications—A combined position provides the Company's stakeholders the opportunity to deal with one versus several points of overall authority, which we believe results in more efficient and effective communications with stakeholders.

        While we recognize that there may be compelling arguments to having an independent chairman under any circumstance, the Board has appointed an independent Lead Director, as described in detail below. Our independent Lead Director's duties are already closely aligned with the role of an independent, non-executive chairman. As Lead Director, Mr. Quinlan's role is to assist the Chairman and the remainder of the Board in assuring effective corporate governance in managing the affairs of the Board and the Company. Mr. Quinlan works with our Chairman to review all meeting agendas, and presides at executive sessions of the non-employee directors, which are held in conjunction with each regularly scheduled quarterly meeting of the Board and at any other meetings as requested by the directors.

Lead Director

        The Board of Directors has elected Mr. Quinlan as its Lead Director. Executive sessions are held before and after each regularly scheduled quarterly meeting of the Board of Directors and at any other board meetings as requested by the directors. Mr. Quinlan is also the chair and a member of the Corporate Governance Committee.

        Our Board of Directors has established guidelines with respect to the role of our Lead Director. In the absence of an independent chairman, the Lead Director has the following responsibilities:

  •
  lead executive sessions of the Board's independent or non-management directors, and preside at any session of the Board where the chairman is not present;

  •
  act as a regular communication channel between our independent directors and the chief executive officer;

  •
  oversee the scope, quantity and timing of the flow of information from management to the Board;

  •
  be the representative of the independent directors in discussions with our major Stockholders regarding their concerns and expectations;

  •
  have the authority to call special Board meetings or special meetings of the independent directors;

  •
  approve the retention of consultants who report directly to the Board;

  •
  assist the Board and company officers in assuring compliance with and implementation of the Corporate Governance Guidelines;

  •
  advise the independent Board committee chairmen in fulfilling their designated roles and responsibilities to the Board;

  •
  review Stockholder communications addressed to the full Board or to the lead director; and

  •
  initially interview new Board candidates and make recommendations to the Corporate Governance Committee.

The Board's Role in Risk Oversight

        Our Board and management each have distinct roles in the identification, assessment, oversight and management of potential risks that could affect the Company's ability to achieve its strategic and financial objectives. Management is responsible for implementing our financial and business strategies and assessing and managing the risks relating to our Company and its performance under those strategies on a daily basis. Our Corporate Governance Guidelines provide that the Board shall assess major risk factors relating to the Company and its performance, and review measures to mitigate and address such risks. To facilitate effective oversight, the Audit Committee has a standing risk management agenda item and reports to the CEO and the full Board regarding potential risks to the Company, as well as the Company's strategy for managing those risks to an appropriate level, including operational and financial risks. The Audit Committee obtains risk analysis reports from various managers representing cross-functional disciplines. We believe that this structure ensures that our Board is fully aware of, and appropriately oversees, the Company's significant risks.

Compensation Committee Risk Assessment

        The Compensation Committee reviewed an internal risk assessment of the Company's executive and non-executive compensation programs. Based on such review, the Compensation Committee believes that the Company's compensation program does not encourage our executives or our non-executive employees to take excessive risks, is aligned with stockholders' best interests and therefore is not reasonably likely to have a material adverse effect on the Company.

        In reaching its conclusions, the Compensation Committee noted that Warren's compensation programs are designed to support and reward appropriate risk taking and include:

  •
  a proper balance of operating and financial performance measures;

  •
  short-term and long-term performance periods;

  •
  significant stock ownership requirements for senior executives;

  •
  extended vesting schedules; and

  •
  caps on incentive awards.

The Compensation Committee believes that these factors encourage all of our executives to focus on Warren's sustained long-term performance.

Committees of the Board

        The Board of Directors has established the following three standing committees: Audit, Compensation and Corporate Governance. Warren has always taken the issue of corporate governance seriously. The Board is comprised of a majority of independent directors and the Audit Committee, the Corporate Governance Committee and the Compensation Committee are comprised entirely of independent directors.

        The table below shows the current membership of each committee of the Board and the number of meetings each committee held in 2010:

Director	Audit	Compensation	Governance

Mr. Borgida	X**	X
Mr. Coelho		X**	X
Mr. DeCecchis	X
Mr. D'Alleva	X	X	X
Mr. McConnell	X
Mr. Price		X
Mr. Quinlan*		X	X**
2010 Meetings Held	5	2	1

*
Serves in the capacity as Lead Director

**
Committee Chair.

Audit Committee

        The Audit Committee is comprised of four independent, non-employee directors. The Audit Committee consists of Messrs. Borgida, DeCecchis, D'Alleva and McConnell. Mr. Borgida is chairman of the Audit Committee and he and Mr. DeCecchis are deemed by the Company to be "Audit Committee Financial Experts".

        The Audit Committee reviews the preparation of and the scope of the audit of our annual consolidated financial statements, reviews drafts of such statements, makes recommendations as to the engagement and fees of the independent auditors, and monitors the functioning of our accounting and internal control systems by meeting with representatives of management and the independent auditors. This committee has direct access to the independent auditors and counsel to Warren and performs such other duties relating to the maintenance of the proper books of account and records of Warren and other matters as the board of directors may assign from time to time.

        The purpose of the Audit Committee is to assist the Board in monitoring:

  •
  the integrity of the Company's financial statements;

  •
  the Company's compliance with legal and regulatory requirements;

  •
  the independent auditor's qualifications and independence;

  •
  the performance of the Company's internal and independent auditors; and

  •
  the business practices and ethical standards of the Company.

        The Audit Committee is also directly responsible for:

  •
  the appointment, approval of compensation, retention and oversight of the work of the Company's independent auditor, Grant Thornton LLP; and

  •
  the preparation of the Audit Committee report.

All of the members of the Audit Committee meet the independence requirements of the NASDAQ Stock Market, the Sarbanes-Oxley Act, the Securities Exchange Act and the rules of the Securities and Exchange Commission ("SEC") adopted thereunder, and the Company's Corporate Governance Guidelines. The Charter of the Audit Committee can be found on our website at www.warrenresources.com by clicking on "Management" and then "Corporate Governance."

Compensation Committee

        The Compensation Committee is comprised of five independent, non-employee directors. The Compensation Committee consists of Messrs. Coelho, Borgida, D'Alleva, Price and Quinlan. Mr. Coelho is the chairman of the Compensation Committee. The Compensation Committee has sole authority to administer our Stock Incentive Plans.

        The Compensation Committee is responsible for translating our compensation objectives into a compensation strategy that aligns the interests of our executives with that of our Stockholders. The Compensation Committee has overall responsibility for:

  •
  approving and evaluating the Company's director and executive officer compensation plans, policies and programs;

  •
  retaining compensation or other consultants to assist in the evaluation of director or executive compensation and otherwise to aid the Compensation Committee in meeting its responsibilities;

  •
  reviewing the compensation disclosures made in the proxy statement;

  •
  producing an annual Compensation Committee report, which is set forth below; and

  •
  approving and evaluating broad-based incentive programs, qualified equity plans and tax-qualified benefit plans to ensure that our compensation philosophy is executed consistently at all salaried levels of the Company.

        For a more detailed discussion of the composition and responsibilities of the Compensation Committee and the processes and procedures related to the determination of executive compensation, please see the "Compensation Discussion and Analysis" section of this proxy statement below.

        The Charter of the Compensation Committee can be found on our website at www.warrenresources.com by clicking on "Management" and then "Corporate Governance."

Corporate Governance Committee

        The Corporate Governance Committee is comprised of three independent, non-employee directors. The Corporate Governance Committee consists of Messrs. Quinlan, D'Alleva and Coelho. Mr. Quinlan is the chairman of the Corporate Governance Committee.

        The Corporate Governance Committee has overall responsibility for:

  •
  assisting the Board in identifying qualified individuals to become directors;

  •
  recommending to the Board qualified director nominees for election at the Stockholders' Annual Meeting;

  •
  determining membership on the Board committees;

  •
  recommending Corporate Governance guidelines;

  •
  overseeing of the Company's compliance structure and programs;

  •
  conducting annual self-evaluations of the Board and the Corporate Governance Committee; and

  •
  reporting annually to the Board on the Chief Executive Officer succession plan.

The Charter of the Corporate Governance Committee can be found on our website at www.warrenresources.com by clicking on "Management" and then "Corporate Governance."

Code of Business Conduct for All Directors, Officers and Employees

        The Board has adopted a Code of Business Conduct for all directors, officers and employees. It is the responsibility of every Company director, officer and employee to maintain a commitment to high standards of conduct and ethics. It is the intent of the Code of Business Conduct to inspire continuing dedication to the fundamental principles of honesty, loyalty, fairness and forthrightness. There shall be no waiver of any part of this Code for any director or officer except by a vote of the Board of Directors or a designated Board committee that shall ascertain whether a waiver is appropriate under all the circumstances. In case a waiver of this Code is granted to a director or officer, the notice of such waiver shall be posted on our website at www.warrenresources.com. A copy of the Code of Business Conduct is available on our website at www.warrenresources.com by clicking on "Management" and then "Corporate Governance."

Code of Ethics for Senior Financial Officers

        The Board has also adopted a separate Code of Ethics for our chief executive officer, chief financial officer and chief accounting officer ("Senior Financial Officers' Code"). Each of the covered officers has to certify on an annual basis that the officer shall:

  •
  Act with honesty and integrity, avoiding actual or apparent conflicts of interest in personal and professional relationships;

  •
  Provide constituents with information that is accurate, complete, objective, relevant, timely and understandable;

  •
  Comply with all applicable laws, rules and regulations of federal, state and local governments, and other appropriate private and public regulatory agencies;

  •
  Act in good faith, responsibly, with due care, competence and diligence, without misrepresenting material facts or allowing the officer's independent judgment to be subordinated;

  •
  Respect the confidentiality of information acquired in the course of business except when authorized or otherwise legally obligated to disclose the information, acknowledging that confidential information acquired in the course of business is not to be used for personal advantage;

  •
  Proactively promote ethical behavior among employees at Warren and as a responsible partner with industry peers and associates;

  •
  Maintain control over and responsibly manage all assets and resources employed or entrusted to the officer by Warren; and

  •
  Report illegal or unethical conduct by any director, officer or employee that has occurred, is occurring or may occur, including any potential violations of the Senior Officers' Code or the Code of Business Conduct.

        There shall be no waiver of any part of the Senior Financial Officers' Code except by a vote of the Board of Directors or a designated Board committee that shall ascertain whether a waiver is appropriate under all the circumstances. In case a waiver of the Senior Financial Officers' Code is granted, the notice of such waiver shall be posted on our website at www.warrenresources.com. A copy of the Senior Financial Officers' Code that has been adopted by the Board of Directors is available on our website at www.warrenresources.com by clicking on "Management" and then "Corporate Governance."

Affirmative Determinations Regarding Director Independence and Other Matters

        In accordance with NASDAQ Stock Market rules, the Board must affirmatively determine the independence of each director. The Board of Directors has determined each of the following directors to be an "independent director" as such term is defined in Rule 5605(a)(2) of the NASDAQ Listing Rules:

Chet Borgida	James McConnell
Anthony Coelho	Espy P. Price
Dominick D'Alleva	Michael R. Quinlan
Leonard DeCecchis

        In this proxy statement these seven directors are referred to individually as an "Independent Director" and collectively as the "Independent Directors."

        The Board of Directors has also determined that each member of the three committees of the Board currently meets the independence requirements applicable to those committees prescribed by the NASDAQ, the Securities and Exchange Commission ("SEC") and the Internal Revenue Service. The Board of Directors has further determined that Chet Borgida and Leonard DeCecchis, members of the Audit Committee of the Board of Directors, are "Audit Committee financial experts" as such term is defined in Item 407(d)(5)(ii) of Regulation S-K promulgated by the SEC.

Stockholder Participation in the Selection of Director Nominees

        The Corporate Governance Committee did not receive any names of individuals suggested for nomination to the Company's Board of Directors by its Stockholders during the past year. However, the Board will consider individuals identified by Stockholders on the same basis as nominees identified from other sources. Stockholders wishing to submit the name of an individual for consideration must submit the recommendation in writing to the Company's Corporate Secretary at the Company's principal executive offices, including:

  •
  the name, address and comprehensive biography of the director nominee and an explanation of why the nominee is qualified to serve as a director;

  •
  the name, address and telephone number of the Stockholder or group of Stockholders making the recommendation, proof of ownership, number of shares and length of time the shares of the Company's voting securities have been beneficially owned by the Stockholder or group of Stockholders, and a representation that the Stockholder or group of Stockholders is entitled to and will remain entitled to vote at the Company's next Annual Meeting; and

  •
  a letter in writing from the individual being recommended certifying his or her willingness to serve, if elected as a director.

        Nominations must be received no earlier than the close of business on the 120th day prior to, and no later than the close of business on the 90th day prior to, the first anniversary of our last Annual Meeting. The Board has set February 20, 2012 as the latest date when nominations must be made by Stockholders for our 2012 Annual Meeting of Stockholders.

Meetings of the Board of Directors

        During 2010, the Board of Directors met four times. All of the directors attended each meeting in person or telephonically.

Non-employee Director Meetings

        Pursuant to the Company's Corporate Governance Policies, non-employee directors may meet in non-employee director or committee sessions at the discretion of the non-employee directors. If any non-employee directors are not independent, then the independent directors shall schedule an independent director session at least once per year. The chair of the Audit, Compensation or Corporate Governance Committee leads non-employee board and committee sessions and the independent director sessions and is chosen by the non-employee directors and independent directors, respectively, based on who is the most knowledgeable and appropriate leader given the subject of the meeting. The session leader can retain independent consultants and schedule meetings. The non-employee directors met in executive session four times in 2010.

Compensation of Directors

        Non-employee directors receive a combination of cash and stock-based compensation designed to attract and retain qualified candidates to serve on the Board. In setting director compensation, the Board considers the significant amount of time that directors spend in fulfilling their duties to the Company and its Stockholders as well as the skill level required by the Company's Board members. Directors who are also employees of Warren receive no additional compensation for their services as directors.

        For the annual period beginning with our 2011 annual meeting, non-employee director compensation has been set as follows:

  •
  annual retainer fee of $40,000 (from $27,500 in 2010) and reimbursement for travel expenses and other out-of-pocket costs incurred in connection with attending Board and committee meetings;

  •
  annual retainer fee of $15,000 (from $10,000 in 2010) for the chairman of the Audit Committee and $10,000 (from $5,000 in 2010) for the chairman of the corporate governance and Compensation Committee;

  •
  upon becoming a member of the Board, options to purchase 15,000 (from 10,000 in 2010) shares of our common stock, having an exercise price at the then current fair market price on the date of grant for a period of five years, with 1/3rd of the options vesting and becoming exercisable on each of the first three anniversaries after the date of grant;

  •
  an annual grant of options to purchase 15,000 (from 10,000 in 2010) shares of our common stock, having an exercise price at the then current fair market price on the date of grant for a period of five years, with 1/3rd of the options vesting and becoming exercisable on each of the first three anniversaries after the date of grant, or a corresponding fair value of restricted stock units; and

  •
  $2,500 (from $2,000 in 2010) for each Board meeting attended, $2,000 (from $1,500 in 2010) for each Audit Committee meeting attended and $1,500 (from $1,000 in 2010) for each Corporate Governance and Compensation Committee meeting attended.

 Director Compensation for 2010

        The following table sets forth information concerning total director compensation during the 2010 fiscal year for each non-employee director.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (2)	Option Awards ($) (1)	Total ($)
Chet Borgida	55,000	—	14,950	69,950
Anthony Coelho	43,500	—	14,950	58,450
Dominick D'Alleva	46,000	—	14,950	60,950
Leonard DeCecchis	43,000	—	14,950	57,950
James McConnell	41,500	—	14,950	56,450
Thomas Noonan	35,500	—	14,950	50,450
Espy Price	39,500	—	14,950	54,450
Michael R. Quinlan	43,500	—	14,950	58,450

(1)
The amounts included in the "Option Awards" column represent the aggregate grant date value computed in accordance with FASB ASC Topic 718. As of December 31, 2010, each of the non-employee directors had aggregate outstanding stock options as follows: Mr. Borgida—19,741 vested and exercisable stock options and 24,483 unvested stock options that vest in 2011, 2012 and 2013; Mr. Coelho—19,741 vested and exercisable stock options and 24,483 unvested stock options that vest in 2011, 2012 and 2013; Mr. D'Alleva—19,741 vested and exercisable stock options and 24,483 unvested stock options that vest in 2011, 2012 and 2013; Mr. DeCecchis—19,741 vested and exercisable stock options and 24,483 unvested stock options that vest in 2011, 2012 and 2013; Mr. McConnell—18,408 vested and exercisable stock options and 26,816 unvested stock options and 619 shares of restricted stock that vest in 2011; Mr. Noonan—26,804 vested and exercisable stock options and 38,609 unvested stock options that vest in 2011, 2012 and 2013; Mr. Price—19,741 vested and exercisable stock options and 24,483 unvested stock options that vest in 2011, 2012 and 2013 and Mr. Quinlan—26,804 vested and exercisable stock options and 38,609 unvested stock options that vest in 2011, 2012 and 2013.

(2)
The amounts included in the "Stock Awards" column represent the aggregate grant date value computed in accordance with FASB ASC Topic 718. At December 31, 2010, only one non-employee director (James McConnell) held Stock Awards.

DEFERRED COMPENSATION PLAN

        The Company maintains a Deferred Compensation Plan for non-employee directors. The Deferred Compensation Plan allows non-employee directors to defer receipt of up to 100% of their board and committee retainers and/or board and committee meeting fees. The Deferred Compensation Plan permits participants to allocate the deferred amounts among a group of notional accounts that mirror the gains and/or losses of various investment funds. In general, deferred amounts are distributed to the participant upon termination or at a specific date as elected by the participant.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        As of March 31, 2011, there were 71,419,977 shares of Warren common stock outstanding entitled to vote at the meeting. Each of these shares is entitled to one vote. The information provided below summarizes the beneficial ownership of officers and directors of the Company, officers and directors as a group and owners of more than 5% of outstanding common stock. "Beneficial ownership" generally includes those shares of common stock someone has the power to vote, sell or acquire within 60 days. It includes common stock that is held directly and also shares held indirectly through a relationship, a position as a trustee or under a contract or understanding.

Directors and Executive Officers

        As of March 31, 2011, the directors and executive officers of the Company beneficially owned, in the aggregate, 4,813,695 shares of Warren common stock (approximately 7% of the outstanding shares entitled to vote at that time).

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percent of Ownership
Norman F. Swanton(1)(2)	2,760,980	3.9%
Timothy A. Larkin(2)	465,659	*
Steve Heiter(2)	79,837	*
David E. Fleming(2)	58,382	*
Kenneth Gobble(2)	223,087	*
Stewart P. Skelly(2)	137,118	*
Ronald J. Morin(2)	36,316	*
Dominick D'Alleva(2)	460,196	*
Chet Borgida(2)	52,483	*
Anthony L. Coelho(2)	76,183	*
Leonard DeCecchis(2)	84,483	*
Thomas G. Noonan(2)	40,179	*
Espy P. Price(2)	59,483	*
James McConnell(2)	38,340	*
Michael R. Quinlan(2)	240,969	*

All directors and executive officers as a group (15 persons)	4,813,695	7%

*
Less than one percent.

(1)
Includes 82,868 shares of common stock owned by a charitable foundation for which Mr. Swanton is a trustee. Also includes 732,451 shares of common stock that Mr. Swanton transferred to his ex-wife under the Settlement Agreement dated March 23, 2010 ("Settlement Agreement"), which became final on April 12, 2010, over which he retains voting rights and a right of first refusal in the event of a proposed sale. Under the Settlement Agreement, Mr. Swanton has also agreed to transfer 50% of the net proceeds after first payment of all applicable taxes resulting from any stock option exercise or sale of restricted stock that has been granted to him as of March 23, 2010, which totals 258,331 of the stock options and common stock shown to be beneficially owned by him in the table above.

(2)
Amount excludes unvested restricted stock granted on March 4, 2011, which vests 1/3rd on March 4 of each 2012, 2013 and 2014. The amount of unvested restricted stock that was granted to the referenced persons on March 4, 2011 is: 121,900 shares for Mr. Swanton; 68,900 shares for Mr. Larkin; 68,900 shares for Mr. Heiter; 39,750 shares for Mr. Morin; 31,800 shares for Mr. Fleming; 37,100 shares for Mr. Skelly; 3,975 shares for Mr. McConnell, 7,950 shares for Mr. DeCecchis and 7,950 shares for Mr. Price.

Also, excludes certain unvested stock options exercisable at $4.22 per share for five years granted on March 4, 2011, which vest 1/3rd on March 4 of each 2012, 2013 and 2014. The amount of unvested options that were granted to the referenced persons on March 4, 2011 are: 15,000 for each of Chet Borgida, Dominick D'Alleva, Anthony Coelho, Thomas Noonan and Michael R. Quinlan, and 7,500 for Mr. McConnell.

Also, excludes certain unvested stock options exercisable at $2.42 per share for five years granted on March 5, 2010, which vest 1/3rd on March 5 of each 2012 and 2013. The remaining amount of unvested $2.42 options that were granted to the referenced persons on March 5, 2010 are: 166,666 for Norman F. Swanton; 106,666 for Timothy A. Larkin; 38,500 for Stephen L. Heiter, 56,666 for Kenneth Gobble; 20,966 for Ronald J. Morin; 43,333 for Stewart Skelly; 40,000 for David E. Fleming; and 3,333 for each of Chet Borgida, Dominick D'Alleva, Leonard DeCecchis, Anthony Coelho, Espy Price, James McConnell, Thomas Noonan and Michael R. Quinlan.

  Also, excludes certain unvested stock options exercisable at $3.08 per share for five years granted on May 19, 2010, which vest 1/3rd on May 19th of each 2011, 2012 and 2013. The amount of unvested options that were granted to the referenced persons on May 19, 2010 are: 5,000 for each of Chet Borgida, Anthony Coelho, Dominick D'Alleva, Len DeCecchis, James McConnell, Espy Price, Thomas Noonan and Michael R. Quinlan; and certain unvested stock options exercisable at $2.06 per share for five years granted on May 20, 2009, which remaining options vest 1/3rd on May 21 of each 2011 and 2012, as follows: 14,126 for Noonan, 14,126 for Quinlan and 4,000 for McConnell.

  Also, excludes certain unvested stock options exercisable at $0.51 per share for five years granted on March 4, 2009, which remaining amount vest 1/3rd on March 4, 2012. The remaining amount of unvested $0.51 options that were granted to the referenced persons on March 4, 2009 are: 133,332 for Norman F. Swanton; 76,666 for Timothy A. Larkin; 21,667 for Stephen Heiter, 45,568 for Kenneth Gobble; 30,000 for Stewart Skelly; 12,500 for Ronald J. Morin; 30,000 for David E. Fleming; and 6,408 for each of Chet Borgida, Dominick D'Alleva, Leonard DeCecchis, Anthony Coelho, Espy Price, James McConnell, Thomas Noonan and Michael R. Quinlan.

Certain Beneficial Owners

        The following table shows the beneficial owners of more than five percent of the Company's common stock as of December 31, 2010, based on information filed with the SEC on or before March 31, 2011.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percent of Ownership
BlackRock, Inc.(1)	4,975,942	6.95%
Manulife Financial Corporation(2)	10,467,712	14.70%
Vanguard Group, Inc.(3)	3,711,291	5.21%

Total	19,154,945	26.9%

(1)
Based on its Schedule 13G/A filed February 9, 2011 with the SEC with respect to its securities as of December 31, 2010, BlackRock, Inc. has its principal office at 40 East 52nd Street, New York, NY 10022. BlackRock, Inc. states that it has sole voting power as to 4,975,942 shares, and sole dispositive power as to 4,975,942 shares.

(2)
Based on its Schedule 13G/A filed February 11, 2011 with the SEC with respect to its securities as of December 31, 2010, this filing was made on behalf of Manulife Financial Corporation ("MFC") and MFC's indirect, wholly-owned subsidiaries, MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)") and MFC Global Investment Management (U.S.), LLC ("MFC Global (U.S.)"), and is also made on behalf of John Hancock Global Opportunities Fund ("JH Global Fund"). The principal business offices of MFC and MFC Global (U.S.A.) are located at 200 Bloor Street East, Toronto, Ontario, Canada, M4W 1E5. The principal business office of MFC Global (U.S.) is located at 101 Huntington Avenue, Boston, Massachusetts 02199. The principal business office of JH Global Fund is located at 601 Congress Street, Boston, Massachusetts 02210. Manulife Asset Management (US) LLC has beneficial ownership of 10,467,712 shares of Common

  Stock, of which JH Global Fund owns directly 7,992,084 shares. MFC states that Manulife Asset Management (US) LLC has sole voting power as to 10,467,712 shares and sole dispositive power as to 10,467,712 shares.

(3)
Based on its Schedule 13G filed February 10, 2011 with the SEC with respect to its securities as of December 31, 2010, The Vanguard Group, Inc. has its principal office at 100 Vanguard Boulevard, Malvern, PA 19355. Vanguard states that it has sole voting power as to 110,839 shares, sole dispositive power as to 3,600,452 shares and shared dispositive power as to 110,839 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who beneficially own more than 10% of the Common Stock, to file with the SEC initial reports of beneficial ownership ("Form 3") and reports of changes in beneficial ownership of Common Stock and other equity securities of the Company ("Form 4"). Executive officers, directors and greater than ten percent Stockholders of the Company are required by SEC rules to furnish to the Company copies of all Section 16(a) reports that they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that all reporting obligations of the Company's officers, directors and greater than ten percent Stockholders under Section 16(a) were satisfied during the year ended December 31, 2010.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

        Biographical information concerning the executive officers of the Company as of March 31, 2011 is set forth below. Biographical information concerning Norman F. Swanton is set forth above under the caption "Warren Resources Board of Directors."

        Timothy A. Larkin, age 48, has served as our senior vice president and chief financial officer since January 1995. On March 17, 2004, Mr. Larkin was appointed as our executive vice president. From 1991 to 1994, he served as Accounting Manager of Palmeri Fund Administrators, Inc., a consulting company providing accounting and investment advisory support to publicly reporting investment funds primarily sponsored by Merrill Lynch and Oppenheimer & Co. Inc. From 1985 to 1991, he was employed in the audit department of Deloitte & Touche, LLP, an international public accounting firm, attaining the level of Audit Manager. Mr. Larkin received his Bachelor of Science degree in Accounting from Villanova University in 1985.

        Stephen L. Heiter, age 61, became Executive Vice President of the Company and Chief Executive Officer of Warren E&P, Inc. in March 2011. Mr. Heiter has nearly 40 years of production operations, drilling, and development experience. He began with Warren in April 2007 as Operations Manager for California. For the two years prior to joining Warren, he worked in the commercial construction business in central California. Prior to that, Steve had spent five years with Halliburton as Operations Manager responsible for its business in California and Alaska, including managing engineering and construction groups at Elk Hills for Occidental Petroleum. For the preceding 21 years, Mr. Heiter had a career with Unocal Corporation, a NYSE listed, California-based oil and gas company that was acquired by Chevron for $18 billion. At Unocal, Steve held various operations roles including drilling, production, and asset management. In the Gulf of Mexico, he managed the development of an inland waters field that ultimately produced 125 MMCFD and was the most profitable field at Unocal. Steve was also responsible for onshore U.S. operations that included nine operating units with over 1,000 employees, and capital and expense budgets of $200 million. He also led Unocal's operations risk management efforts worldwide, leading to a significant reduction in losses over 5 years. Mr. Heiter received a Bachelor of Science degree in Mechanical Engineering in 1972 from the University of California, Santa Barbara.

        David E. Fleming, age 56, joined us in July 2001 as a senior vice president and general counsel. In September 2002, Mr. Fleming was also elected our corporate secretary. From January 1999 to June 2001, he was a partner with the law firm of Cummings & Lockwood, where he practiced corporate and securities law. For the five years prior thereto, he practiced corporate law at Epstein, Becker & Green, P.C., New York, New York, where he was a member of the firm. Mr. Fleming does not provide any legal services to the Company on behalf of Epstein, Becker & Green, P.C. Mr. Fleming received a Bachelor of Arts degree from Cornell University in 1976 and a Juris Doctor, cum laude, from the University of Maryland School of Law in 1980. He is admitted to practice law in the states of New York, Connecticut and Maryland.

        Ronald J. Morin, age 55, became Senior Vice President—Development of the Company and Executive Vice President of Warren E&P, Inc. in March 2011. Mr. Morin joined Warren E&P in 2008 as Development Manager for California. For the prior three years, he was a retained executive recruiter with Harris & Associates. For 28 years before that period, Mr. Morin was employed by Unocal Corporation. At Unocal, Ron held various operations roles including asset management and reservoir, drilling and production engineering related to drilling programs in California and onshore Gulf of Mexico. Other roles held include acquisitions and divestments, strategic business planning, worldwide environmental, health, and safety management and investor relations. Ron led strategic planning and acquisitions for a $3 billion in revenue growth-oriented business unit, including capital allocation for a $250 million annual capital budget and over $200 million in acquisitions over four years. He also co-led Unocal's investor relations program, directing efforts with 35 analysts and 500 institutional investors. Mr. Morin received a Bachelor of Science degree in Chemical Engineering (Petroleum Engineering emphasis) in 1978 from The Ohio State University and a Master of Business Administration degree from Cornell University in 2001.

        Stewart P. Skelly, age 36, has served as our corporate controller since 2002 and as a vice president since March 2004. From 2000 to 2002, he served as our assistant controller. From 1997 to 2000, Mr. Skelly was employed by News Corp., a global media conglomerate, attaining the level of Accounting Manager. From 1992 to 1997, Mr. Skelly was employed by Kearney McArdle, a midsize public accounting firm in Ireland, attaining the level of Audit Senior. Mr. Skelly is a graduate of Griffith College Dublin and is a Chartered Certified Accountant.

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS

        The following discussion and analysis of compensation ("CD&A") arrangements of our named executive officers for 2010 should be read together with the compensation tables and related disclosures set forth below. This compensation discussion and analysis has been prepared by our management and reviewed by the Compensation Committee of our Board of Directors. This discussion is intended to provide perspective and context for the compensation tables that follow. After the review, the Compensation Committee recommended the inclusion of this compensation discussion and analysis in this proxy statement. See "Compensation Committee Report" below. This discussion contains forward looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from currently planned programs as summarized in this discussion.

Overview of Our Performance

Year 2010

        The year 2010 was one of the most successful in Warren's 20 year history, as shown by strong financial and operational performance in our history including:

  •
  Record oil and gas production of 1.7 MMboe in 2010, an increase of 9% from 2009.

  •
  Oil and gas revenue increased 39% to $88.3 Million over 2009.

  •
  Net earnings increased by $34.2 Million to $20.4 Million, or $0.29 per diluted share, in 2010 from a loss of $13.8 Million in 2009.

  •
  Cash flow from operations increased 101% to $45.3 Million for 2010.

  •
  85% increase in stock price.

  •
  Reserve replacement of 152%.

        We believe these achievements were in part driven by the strong leadership of our executive team and their focus on our business objectives, along with the strength, commitment and drive of our employees.

        As described below, the Compensation Committee regularly reviews our executive compensation philosophy and programs to ensure that they provide appropriate incentives and rewards in line with our goal-oriented pay-for-performance objectives.

        For 2010, the Compensation Committee performed a detailed compensation analysis and initiated an enhancement of our executive compensation programs in order to (i) better align the interests of our executives with the interests of our stockholders, (ii) retain and attract top level talent and (iii) implement a pay-for-performance compensation system that executives understand and can adjust and grow with the Company. The Compensation Committee believes these changes provide proper incentives and reasonable rewards based upon the performance and contributions made by our executives, which is ultimately tied to the return achieved for our stockholders.

        We believe that our executive compensation program operated effectively in 2010. More details about 2010 compensation for our named executive officers appear in the discussion below and the tables that follow.

NAMED EXECUTIVE OFFICERS

        The named executive officers who appear in the Summary Compensation Table for 2010 are Norman F. Swanton, Chairman of the Board and Chief Executive Officer; Timothy A. Larkin, Executive Vice President and Chief Financial Officer; Stephen L. Heiter, Executive Vice Chairman and Chief Executive Officer of our principal operating subsidiary, Warren E&P, Inc.; Kenneth A. Gobble, former Senior Vice President and former President of our principal operating subsidiary, Warren E&P, Inc.; and David E. Fleming, Senior Vice President, General Counsel & Secretary. These individuals are referred to collectively in this Proxy Statement as the "Named Executive Officers", or "NEOs"

Compensation Philosophy

        Our Compensation Committee generally seeks to encourage growth in our oil and natural gas proved producing reserves, oil and gas production, cash flow from operations and profitability while focusing on achieving attractive returns on capital in order to enhance long-term Stockholder value. To achieve these objectives, we believe it is critical to create and maintain compensation opportunities that attract and retain committed, highly qualified personnel by providing appropriate rewards and incentives that align the interests of our employees with those of our Stockholders. Consistent with this philosophy, the following goals provide a framework for our NEO compensation program:

        The primary objectives of our executive compensation programs are:

  •
  motivating NEOs to achieve and even exceed strategic, operational and financial short-term and long-term goals by rewarding strong execution with individual compensation;

  •
  attracting, engaging, developing and retaining high performing NEOs who must operate in a high demand environment;

  •
  aggregate and strategically balance the elements of total compensation to reflect competitive market requirements and to address strategic business needs;

  •
  expose a significant portion of each NEOs compensation to performance, the degree of which will positively correlate to the level of the NEOs responsibility and performance; and

  •
  aligning the interests of executives and Stockholders.

        To achieve these objectives, Warren uses a mix of compensation elements, including:

  •
  base salary;

  •
  annual cash incentives;

  •
  long-term equity incentives, including grants of restricted stock units and stock options, to align the interests of our executive officers with those of our Stockholders ;

  •
  employee benefits to maintain market competitiveness and provide financial security; and

  •
  change of control benefits.

Please see "compensation of named executive officers: NEO Employment Arrangements" for a description of the Company's employment agreements with certain NEOs.

Role and Processes of the Compensation Committee

        Our executive compensation program is administered by the Compensation Committee of the Board of Directors. The members of this Committee are Anthony Coelho, Chairman, Chet Borgida, Dominick D'Alleva, Espy Price and Michael R. Quinlan, each an independent, non-employee director. In 2010, the Compensation Committee met two times and all members of the Compensation Committee at those times were present during those meetings.

        Under the terms of its charter, the Compensation Committee is responsible for recommending to the Board of Directors the type and level of compensation to be granted to our executive officers. In fulfilling its role, the Compensation Committee:

  •
  grants stock options and restricted stock units under the Stock Incentive Plans,

  •
  recommends to the Board the compensation levels, including annual salary, bonus and stock options, for executives and other employees, as necessary, and

  •
  reviews on a periodic basis the operation and administration of our executive compensation programs.

        We offer our executives annual base salaries, annual cash incentive compensation, long-term incentive compensation and other employee benefits that are intended to be competitive with those offered at similar oil and gas exploration and production companies with comparable market capitalization, assets and sales. We review compensation paid at these companies because their size and business make them most comparable to us. We also believe these companies likely compete with us for executive talent. In 2010, we engaged a compensation consultant, Compensation Advisory Partners, LLC ("CAP") to identify annually the median compensation paid to executives holding equivalent positions or having similar responsibilities at these companies.

Review of External Data

        Each year, we survey the compensation practices of our peers in the United States in order to assess our competitiveness. We conducted assessments in three areas of compensation:

  (1)
  total direct compensation (base salary) for our NEOs;

  (2)
  target total cash compensation (salary and bonus); and

  (3)
  equity (stock option and restricted stock grants).

In 2010, Compensation Advisory Partners, LLC identified and analyzed compensation for most executive positions of the E&P Peer Group. For 2010, the Compensation Committee based the compensation 2010 levels on the E&P Peer Group data collected for 2010.

        For NEOs in fiscal year ended December 31, 2010, the Compensation Committee generally targeted the aggregate value of our total cash compensation (base salary and bonus) for our senior management at the 50th to 75th percentile of the E&P Peer Group. We strongly believe in engaging the best talent in critical functions, and this may entail negotiations with individual executives who may have significant retention packages in place with other employers. In order to attract such individuals to our Company, we may determine that it is in our best interests to negotiate packages that deviate from the general principle of targeting total compensation at the fiftieth percentile of our E&P Peer Group. Similarly, we may determine to provide compensation outside of the normal cycle to individuals to address retention issues.

Compensation Program and Specific Elements

        The Compensation Committee, with the periodic assistance of its independent compensation consultant, reviews compensation from published oil and gas exploration and production industry surveys and from Warren's peer group companies for purposes of comparing Warren's executive compensation program with market practices. For 2010, Warren's peer group consisted of 13 companies (the "E&P Peer Group"):

Petroleum Development Corp.	Venoco, Inc.
Resource America, Inc.	McMoran Exploration Co.
Meridian Resource Corp.	Carrizo Oil & Gas, Inc.
Brigham Exploration Co.	Clayton Williams Energy, Inc.
Goodrich Petroleum Corp.	Parallel Petroleum Corporation
Berry Petroleum Company	PetroQuest Energy, Inc.
Swift Energy Company

        For 2010, we generally benchmarked the compensation that we pay to our executives against the median compensation that 13 E&P Peer Group companies pay to their executives. We benchmark against median compensation because it allows us to attract and retain employees, provides an incentive for employees to strive for better than average performance to earn better than average compensation, and helps us to manage the overall cost of our compensation program.

        The Compensation Committee received the compensation recommendations from our Chief Executive Officer, relevant background information on our executives and officers and the referenced compensation studies. The Compensation Committee then reviewed the compensation recommendation with the CEO for all executives, except for the CEO. The CEO was not present during the discussion of his compensation.

        In order to achieve the objectives discussed above, the elements of our total compensation packages include base salary and annual incentive bonus, all paid in cash, as well as long-term compensation in the form of stock options or restricted common stock, employee benefits and change of control benefits. We believe that appropriately balancing the total compensation package and ensuring the viability of each element of the package is necessary in order to provide market-competitive compensation. The costs of our compensation programs are a significant determinant of our competitiveness. Accordingly, we are focused on ensuring that the balance of the various components of our compensation program is optimized to motivate employees to improve our results on a cost-effective basis. The following discussion explains elements of our Compensation Program.

Cash Compensation

  •
  Base Salary

        Base salary is primarily determined by competitive pay and individual job performance. Base salaries for NEOs are reviewed annually or more frequently should there be significant changes in responsibilities. In each case, we take into account the results achieved by the NEO, his or her future potential, scope of responsibilities and experience, and competitive salary practices. Approved base salaries were effective March 2010.

        For 2010, based on the individual NEO's performance and a review of the Company's E&P Peer Group, in establishing base salaries in March 2010, the Compensation Committee set the NEOs base salary levels for the NEO's as follows:

  •
  Mr. Swanton's base salary was increased by 2.3% in 2010 from 2009 levels, keeping his salary in the 50th to 75th percentile of our Peer Group.

  •
  Mr. Larkin's base salary was increased by 2.3% in 2010 from 2009 levels, keeping his salary in the 50th to 75th percentile of our Peer Group.

  •
  Mr. Heiter's base salary increased by 1.8% in 2010 from 2009 levels, which placed his salary in the 50th to 75% percentile of our Peer Group.

  •
  Mr. Gobble's base salary was increased by 3.0% in 2010 from 2009 levels, keeping his salary in the 50th to 75th percentile of our Peer Group.

  •
  Mr. Fleming' base salary was increased by 2.3% in 2010 from 2009 levels, keeping his salary in the 50th to 75th percentile of our Peer Group.

The range of this distribution above reflects positioning and particular individual performance.

  •
  Annual Cash Incentive Bonuses

        Our annual cash incentive bonus plan is designed to reward and retain employees for achieving annual financial and operating goals that are key to the success of our business and aligned with the near and long term interests of our Company and our Stockholders. The Compensation Committee and senior management sets incentive bonus targets for each eligible employee as a percentage of base salary based on their position. At the beginning of each fiscal year, the Compensation Committee, working with senior management, will set oil and gas production and operating income goals for our Company. In years when the Company is actively drilling oil and gas wells, generally goals are set at or above prior year results and budgeted levels. Each NEO's bonus will be based upon their individual performance and contribution.

        For 2010, the Committee adopted an annual cash incentive compensation plan focused on internal operational, financial and safety measures including a minimum level of performance above which bonuses begin to accrue, a target level of performance required to earn the target bonus payout and the respective weightings for each measure.

        Incentive Performance Goals.    In determining the performance under the Company's incentive performance for 2010, the Compensation Committee approved the following internal operational and financial measures and weightings:

  •
  Operational Measures (Oil and Gas Production Volumes and Proved Developed Producing Reserves)—The primary business objectives for an exploration company are to produce oil and gas reserves and increase proved reserves. The Compensation Committee believes that utilizing production volumes as a measure of performance provides a direct line of sight for our operations personnel and gives them a direct stake in our operational successes.

  •
  Financial Measures (Cash Flow From Operations and Cost Containment)—These financial measures focus on financial discipline and encourage employees to manage costs relative to gross margins and the commodity price environment. The cash cost management operating expense factor is calculated as oil and gas lease operating expense divided by total sales volumes. The cash cost management of drilling costs is calculated as actual drilling costs divided by cost number of wells drilled against budget for a given location and well depth. Lastly, if cash flow from operations does not exceed agreed upon capital expenditure levels, overall bonuses are reduced on a prorata basis.

        In both approving performance goals and measuring the Company's performance against those goals, the Compensation Committee may use its discretion in determining the extent to which such goals or results properly reflect the Company's achievement of overall business objectives, including any material changes in the Company's operations or business objectives during the course of a given year.

        For 2010, the four measures of performance and each measure of performance have (i) assigned a relative weight and (ii) threshold, target and maximum levels for the applicable year. The target measures of performance for 2010 for the NEOs were as follows:

2010 Measure of Performance(1)	Relative Weight	Metric Target Performance
Growth measured by annual Company production (Bcfe)	30%	10.3 – 11.3
Production rate for wells drilled in 2010	30%	80% – 110% of forecast
Operating cost control measured by lease operating expense per volume produced	15%	$14.00 – $17.00 per barrel of oil $0.90 – $1.20 per mcf of gas(2)
Drilling and capital expenditure cost control	15%	Reduce costs by 0% to 20% of budgeted costs(3)
Operating control measured by geological goals and regulatory and safety compliance	10%	Agreed upon targets

(1)
Overall bonuses are reduced pro rata if cash flow from operations does not exceed agreed upon capital expenditure levels and facilities capital costs versus budget.

(2)
Excludes compression, taxes, plugging and abandonment, transportation and fuel gas expenses.

(3)
Metric target varies and is a function of performance against budget dependent upon location and depth of well.

        The Committee and the Board, with input from the CEO, have the subjective discretion to adjust up to 25% of the incentive compensation among employees based upon circumstances such as unforeseeable market events over the course of the year or superior performance. However, total aggregate bonus amounts cannot be increased.

        Where appropriate, metrics were broken down between our two principal regions, California and the Rocky Mountain region, and also to Company support services. However, the NEOs were only measured based on overall Company performance.

        Individual Target Bonus Opportunities.    Individual target bonus opportunities for 2010, set as a percentage of base salary, are generally established to provide bonus opportunities between the 50th and 75th percentile levels of our industry peer group. The CEO, Norman F. Swanton, may earn from 0% up to 150% of his annual base pay. The CFO, Timothy A. Larkin, may earn from 0% up to 100% of his annual base pay. Other executive officers may earn from 0% up to 75% of their annual base pay. The bonus calculations for 2010 and performance achievement are shown in the table below. Each year, the bonus and commissions structure is reviewed to ensure that the design and payment structure is consistent with our compensation philosophy and competitive with our designated E&P Peer Group.

Target Bonus ($)	X	Metric Target Performance t Multiplier (%)	X	Individual Results (%)	=	Bonus Payment(1)
Base salary times applicable target incentive multiplier		Derived from aggregating the target bonus of all participants in the incentive plan and achievement of identified corporate operating and financial goals		Based on each executive officer's achievement of individual goals tied to the corporate operating plan and financial objectives

(1)
Subject to reduction if certain minimum cash flow from operations are not achieved.

        Individual Performance Targets and Adjustments.    The allocation of each NEOs individual targets and percentages for 2010 were determined by the Compensation Committee with respect to the bonus awarded to our CEO; by the Compensation Committee and our CEO with respect to the bonus awarded to our Chief Financial Officer ("CFO") for all other NEO's.

Name	Minimum Payout as a % of Salary	Target Payout as a Percent of Salary	2010 Rate of Individual Performance Achievement	Actual 2010 Bonus Paid as a % of Salary
Norman F. Swanton	0	150%	88%	132%
Timothy A. Larkin	0	100%	88%	88%
Stephen L. Heiter	0	65%	100%	65%
Kenneth A. Gobble	0	75%	63%	47%
David E. Fleming	0	60%	88%	53%

        In determining a named executive officer's bonus payment, the Compensation Committee may make an adjustment based on individual performance. This adjustment allows the Compensation Committee to recognize an individual's significant contributions that may not be reflected in the overall incentive performance score. For 2011, the Compensation Committee has adopted similar incentive performance criteria for determining executive performance bonuses.

Long-term Incentive Compensation

Equity Incentives

        The equity incentive component of our executive compensation program consists of grants of

  (i)
  annual stock options and restricted stock units, and

  (ii)
  new-hire stock options.

        We use equity compensation to motivate and reward strong long-term performance and retain valued executives, as equity compensation typically vests over a period of three years after the date of grant. New-hire equity grants also act as a means to attract qualified candidates. Warren strongly believes that equity awards serve to align the interests of its executives with those of its Stockholders. By having a substantial portion of the executive officer's target compensation tied to equity compensation, the Compensation Committee believes executives will be motivated to align themselves with our Stockholders and take actions that will benefit us in the long-term.

        The Compensation Committee, with input from our CEO and CFO (other than with respect to their own compensation), determined the level of equity compensation opportunity based upon competitive data and each executive officer's relative position, responsibilities, performance over the previous fiscal year, and anticipated future performance and responsibilities.

Stock Options

        Based on our compensation philosophy, a substantial portion of our compensation program rewards the long-term performance of our Company, and the retention of NEOs. Long-term compensation is delivered to our NEOs through stock options granted upon their initial hire, and through ongoing annual grants. Similar to base salary increases, option grants are also granted to reflect promotions and significant changes in responsibility. Although the expense of stock options affects our financial statements negatively, we continue to believe that this is an important element of compensation that forces NEOs to focus on our long-term financial and operational performance, and forces NEOs to work toward the creation of Stockholder value. Stock options were granted with an exercise price that was equal to the fair market value of our common stock on the grant date. As a result, the executives will only be able to realize value if our common stock price rises and our Stockholders also realize value. In order to provide an incentive for continued employment, stock options granted under the Stock Incentive Plans are "time-based" and generally vest 1/3rd one year after grant, 1/3rd after two years after grant and 1/3rd after three years after grant. Stock option grants generally expire five years from the date of the grant. This schedule provides a reasonable time frame to align each NEO's compensation with the appreciation of the Company's stock price, while managing potential dilution effectively.

        Initial stock option grants and annual option grants for plan participants are generally determined within ranges established for each job level. These ranges are established based on our desire to position compensation levels relative to the competitive market. Specific recruitment needs are taken into account for establishing the levels of initial option grants. Annual option grants take into consideration a number of factors, including performance of the individual, job level, prior grants and competitive external levels. The goals of option grant guidelines are to ensure future grants remain competitive from a grant value perspective, and to ensure option usage consistent with option pool forecasts.

Option Grant Practice

        Commencing in 2007, the Compensation Committee delegated the authority to make initial option grants to new employees (within an approved range) to the CEO within a pre-approved compensation matrix. All new employee grants in excess of the CEO limit, subsequent grants to existing employees and any grant to executives are approved by the Compensation Committee.

        During 2010, initial hire grants that were within the CEO's approved range were granted on the employee's start date. Based on the definition of "fair market value" in our Stock Incentive Plan, options are granted at 100% of the closing sales price of our stock on the last market trading date prior to the grant date.

        For annual option and restricted stock grants to all employees, the Compensation Committee reviews and approves recommendations from the CEO. The policy of the Compensation Committee is for these grants to be made two business days after our previous year earnings release and our annual report on Form 10-K is filed with the SEC. This timing enables management and the Compensation Committee to consider performance by both the Company and the individual, and to balance such performance against our expectations for the current year. This timing also ensures that all current financial and operating information is made publicly available before any grants are made. For 2010, these annual grants were made on March 5, 2010. We do not time the granting of our options or restricted stock units with any favorable or unfavorable news released by the Company.

Restricted Stock Grant Practice

        Restricted stock provides NEOs an opportunity to receive shares of Company stock provided they remain employed with the Company for a set period of time. Awards of restricted stock provide a valuable retention element to the overall compensation package for our NEOs. As with stock options, restricted stock awards provide a stock ownership vehicle and direct link to Stockholder value creation since the value of the award can fluctuate up or down with changes in the Company's stock price. Restricted stock awards typically vest equally over three years from the date of grant. NEOs receive any dividends on the shares and also have voting rights. Generally, an NEO will forfeit any unvested restricted shares if the NEO terminates voluntarily or is terminated for cause prior to the vesting date.

        The following table shows a comparison of the annual stock option and restricted stock grants made to the five most highly compensated employees during fiscal years ended 2010 and 2009:

	2010		2009
NEO	Stock Option Awards	Restricted Stock Awards	Stock Option Awards	Restricted Stock Awards(1)
Norman F. Swanton(2)	250,000	108,544	400,000	—
Timothy A. Larkin	160,000	52,449	230,000	—
Stephen L. Heiter	57,750	59,714	65,000	—
Kenneth Gobble	85,000	18,916	136,704	—
David E. Fleming	60,000	29,225	90,000	—

(1)
Excludes restricted stock awards granted on March 4, 2011, which vests 1/3rd on each of March 4, 2012, 2013 and 2014, as follows: Mr. Swanton—121,900 shares; Mr. Larkin—68,900 shares; Mr. Heiter—68,900 shares; and Mr. Fleming—31,800 shares.

(2)
Under Mr. Swanton's divorce proceeding Settlement Agreement, which became final on April 12, 2010, he agreed to transfer 50% of the net proceeds/net ownership after first payment of all applicable taxes resulting from any stock option exercise or sale of restricted stock that has been granted to him as of March 23, 2010. He will continue to have voting rights to and a right of first refusal in the event of a proposed sale of such shares.

Retirement and Deferred Compensation Benefits

        We do not provide our executive officers with a defined benefit pension plan or any supplemental executive retirement plans, nor do we provide our executive officers with retiree health benefits. All of Warren's employees, including the NEOs, may participate in Warren's 401(k) Retirement Savings Plan, which provides for a matching contribution by Warren of a portion of the employee's matching contribution. On January 1, 2009, the Company changed to a safe harbor matching plan where the Company contributes up to 100% of the participants' 401(k) contributions, up to a maximum of 3% of the participants' compensation plus 50% of the next 2% of the active participants' compensation. The Company's contributions under the "safe harbor" plan vest immediately.

 COMPENSATION OF NAMED EXECUTIVE OFFICERS

Summary Compensation Table

        The following Summary Compensation Table sets forth summary information concerning the compensation earned, for services to the Company in all capacities, by our principal executive officer (our CEO), our principal financial officer (our CFO), and our three most highly compensated executive officers (other than our CEO and CFO) who were serving as executive officers at the end of the last completed fiscal year 2010.

Name and Principal Position	Year	Salary	Bonus(1)	Option Awards(2)	Stock Awards(3)	All Other Compensation(4)	Total ($)
Norman F. Swanton(5)	2010	$575,361	$780,178	$330,000	$262,676	$27,767	$1,975,982
Chief Executive Officer	2009	483,738	—	100,000	—	26,074	609,812
and Chairman of the Board	2008	576,936	—	621,000	—	31,774	1,229,710
Timothy A. Larkin	2010	$323,771	$286,065	$211,200	$126,927	$11,510	$959,473
Executive Vice President	2009	317,315	—	57,500	—	11,510	386,325
and Chief Financial Officer	2008	317,315	—	155,250	154,706	17,210	644,481
Stephen L. Heiter(6)	2010	$270,301	$152,607	$76,230	$144,508	$9,800	$653,446
Executive Vice President	2009	266,629	—	16,250	—	9,800	292,679
CEO of Warren E&P Inc.	2008	249,377	—	—	123,765	15,500	388,642
Kenneth Gobble(7)	2010	$262,326	$124,077	$112,200	$45,777	$12,143	$556,523
Former Senior Vice President	2009	244,610	—	34,176	—	12,143	290,929
and President of Warren	2008	256,989	—	207,000	—	17,843	481,832
E&P Inc.
David E. Fleming	2010	$300,679	$159,397	$79,200	$70,725	$12,814	$622,815
Senior Vice President, General	2009	294,683	—	22,500	—	12,814	329,997
Counsel & Secretary	2008	294,683	—	—	165,020	18,514	478,217

(1)
No cash bonuses were paid to any employees of the Company under the incentive compensation plan for 2008 and 2009.

(2)
The amounts in this column reflect the aggregate grant date value computed in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see Note A—Stock-Based Compensation of the Notes to Consolidated Financial Statements included in our annual report under Item 8 of the Form 10-K for the year ended December 31, 2010. For information regarding the option awards granted to the named executives in 2010, please see the Grants of Plan-Based Awards Table.

(3)
The amounts in this column reflect the aggregate grant date value computed in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see Note A—Stock-Based Compensation of the Notes to Consolidated Financial Statements included in our annual report under Item 8 of the Form 10-K for the year ended December 31, 2010. For information regarding the non-option stock awards granted to the named executives in 2010, please see the Grants of Plan-Based Awards Table. Excludes restricted stock awards granted on March 4, 2011, which vests 1/3rd on each of March 4, 2012, 2013 and 2014, as follows: Mr. Swanton—121,900 shares; Mr. Larkin—68,900 shares; Mr. Heiter—68,900 shares; and Mr. Fleming—31,800 shares.

(4)
Amounts reflect 401(k) matching contribution of approximately $15,500 paid to the retirement account of each NEO in 2008; $9,800 in each of 2009 and 2010 and life insurance premiums paid by the Company during the covered fiscal year for the benefit of the NEO or his designee.

(5)
Under Mr. Swanton's divorce Settlement Agreement, which became final on April 12, 2010, he has agreed to transfer 50% of the net proceeds/net ownership after first payment of all applicable taxes resulting from any stock option exercise or sale of restricted stock that has been granted to him as of

  March 23, 2010. He will continue to have voting rights to and a right of first refusal in the event of a proposed sale of such shares.

(6)
Effective March 4, 2011, Mr. Heiter was appointed Executive Vice President of the Company and Chief Executive Officer of Warren E&P, Inc. Mr. Heiter's salary amount for 2010 includes $36,000 of non-accountable living allowance.

(7)
Effective as of April 6, 2011, Mr. Gobble resigned as Senior Vice President of the Company and as President of Warren E&P, Inc.

Grants of Plan-based Awards Table for 2010

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards	All Other Stock Awards	All Other Option Awards
Name	Grant Date	Target ($)	Number of Shares Underlying Stock or Units #(1)	Number of Securities Underlying Options #(2)	Exercise or Base Price Of Options(3) ($/Sh)	Grant Date Fair Value of Stock and Option Awards(4)
Norman F. Swanton(5)	3/5/10	—	108,544	250,000	2.42	$592,676
Timothy A. Larkin	3/5/10	—	52,449	160,000	2.42	$338,127
Kenneth Gobble	3/5/10	—	18,916	85,000	2.42	$157,977
Stephen Heiter	3/5/10	—	59,714	57,750	2.42	$220,738
David E. Fleming	3/5/10	—	29,225	60,000	2.42	$149,925

(1)
Reflects the number of restricted stock units awarded in 2010. Restricted stock unit awards vested during 2010. Annual stock and option awards are granted as a matter of policy two business days after the date of the Company's filing of its Annual Report on Form 10-K and related earnings press release.

(2)
Reflects the number of stock options each named executive officer was awarded in 2010. These options vest equally over three years, beginning with the first anniversary of the date of grant and have a term of five years.

(3)
The exercise price for option and stock awards is set as the closing stock price on the date of grant. Annual stock and option awards are granted as a matter of Board policy two business days after the date of the Company's filing of its Annual Report on Form 10-K and related earnings press release.

(4)
The amounts included in the "Grant Date Fair Value of Stock and Option Awards" column represent the grant date fair value of the awards made to named executives in 2010 computed in accordance with ASC 718.

(5)
Under Mr. Swanton's divorce Settlement Agreement, which became final on April 12, 2010, he agreed to transfer 50% of the net proceeds/net ownership after first payment of all applicable taxes resulting from any stock option exercise or sale of restricted stock that has been granted to him as of March 23, 2010. He will continue to have voting rights to and a right of first refusal in the event of a proposed sale of such shares.

        As mentioned in the CD&A, we often grant stock options to new employees. Following the initial hire, additional grants are made to participants pursuant to a periodic annual grant program or following a significant change in job responsibilities, scope or title. For 2010, all grants to NEOs are the time-based annual grants. According to the Stock Incentive Plans, fair market value that is used to determine the exercise price for option grants is defined as the NASDAQ closing price of the

Company's stock on the market trading of the grant date. Options granted to NEOs during fiscal 2010 expire 5 years from the date of grant and vest 1/3rd after one year, 1/3rd after two years and 1/3rd after three years.

        We adopted ASC 718 (formerly SFAS 123(R)) on January 1, 2007, see Note A under Item 8 of the 2010 Annual Report on Form 10-K. The grant date fair value of the 2010 option awards is calculated using the Black-Scholes valuation model using the following weighted average assumptions:

Assumptions	Rate
Average risk free interest rate	1.60%
Average expected term (years)	3.5
Average expected volatility	77.80%

NEO Employment Arrangements

        We have entered into employment agreements with certain NEOs. In addition to the specific provisions of each employment agreement as described below, each of these employment agreements provides that if the executive's employment is terminated without cause, due to death or disability or for "good reason", including a change of control, all unvested stock options granted to the executive shall become immediately vested. The Company currently has the following written agreements with the designated NEO:

        Norman F. Swanton.    We entered into an employment agreement, dated January 1, 2001, as last amended on June 17, 2005, with Norman F. Swanton, our president, chief executive officer and chairman. This agreement provides for a base salary of $590,206 per year for 2010, subject to annual cost of living adjustments, participation in our standard insurance plans for our executives, and participation in our other incentive compensation programs at the discretion of the Board of Directors. Under his agreement, if Mr. Swanton's employment is terminated without cause or there is a "change in control" event and he executes a full and general release in favor of, and satisfactory to the Company, Mr. Swanton will be entitled to termination compensation equal to the greater of two years' annual base salary, or all of the base salary for the remainder of his employment term, as well as an amount equal to bonus compensation paid in the previous employment year. Additionally, if terminated without cause or there is a "change in control" of Warren (as defined in the agreement), all unvested stock options and restricted common stock become immediately vested. Mr. Swanton's employment agreement automatically renews for an additional year on each anniversary of the effective date of the amended agreement, unless we notify Mr. Swanton or he notifies us in writing 90 days prior to such anniversary that we, or he, is not renewing his employment agreement. No such notice of non-renewal has been presented by either party. Accordingly, Mr. Swanton's employment agreement has been renewed through December 31, 2011. Mr. Swanton's base salary for 2011 is $600,830.

        Timothy A. Larkin.    We entered into an employment agreement, dated January 1, 2001, as last amended on June 17, 2005, with Timothy A. Larkin, our executive vice president and chief financial officer. This agreement provides for a base salary of $324,613 per year for 2010, subject to annual cost of living adjustments, participation in our standard insurance plans for our executives, and participation in our other incentive compensation programs at the discretion of the Board of Directors. Under his agreement, if Mr. Larkin's employment is terminated without cause or there is a "change in control" event and he executes a full and general release in favor of, and satisfactory to, the Company, Mr. Larkin will be entitled to termination compensation equal to the greater of two years' annual base salary, or all of the base salary for the remainder of the employment term, as well as an amount equal to bonus compensation paid in the previous employment year. Additionally, if terminated without cause or there is a "change in control", all unvested stock options and restricted common stock become immediately vested. Mr. Larkin's employment agreement automatically renews for an additional year on each anniversary of the effective date of the amended agreement, unless we notify Mr. Larkin or he notifies us in writing 90 days prior to such anniversary that we, or he, will not be renewing his employment agreement. No such notice of non-renewal has been presented by either party. Accordingly, Mr. Larkin's employment agreement has been renewed through December 31, 2011. Mr. Larkin's base salary for 2011 is $330,456.

        Stephen L. Heiter.    Effective March 4, 2011, we entered into an "at will" employment arrangement with Mr. Heiter as Executive Vice President of the Company and Chief Executive Officer of Warren E&P. For 2011, Mr. Heiter will receive a base salary of $330,453, plus $72,000 of non-accountable living and vehicle allowances. Additionally, under his new employment arrangement upon termination of employment or resignation, for any reason (absent egregious circumstances), Mr. Heiter will be entitled to: (a) 6 months salary-based cash severance until the end of 2011, and 9 month's salary-based cash severance if employment is terminated after 2011, (b) all of his stock options shall vest and all restricted stock shall vest, (c) he shall receive cash and equity based bonuses that are time-prorated for the period of employment during such year and bonuses shall be calculated based on the degree of achievement realized through the end of the preceding quarter of the employees' incentive compensation plan matrix pay-out for such year, (d) one year to exercise vested stock options, and (e) one year of existing health care coverage to be paid by them at employee rates.

        David E. Fleming.    We entered into an employment agreement dated June 17, 2005 with David E. Fleming, our senior vice president, general counsel and corporate secretary. This agreement provides for a base salary of $301,461 per year for 2010, participation in our standard insurance plans for our executives, and participation in our other incentive compensation programs at the discretion of the Board of Directors. Under his agreement, if Mr. Fleming's employment is terminated without cause and he executes a full and general release in favor of, and satisfactory to, the Company, Mr. Fleming will be entitled to termination compensation equal to the greater of three month's base salary or all of the base salary for the remainder of the employment term. Additionally, if terminated without cause or there is a "change in control", all unvested stock options and restricted common stock become immediately vested. Also, in the event of a "change of control", Mr. Fleming is entitled to a cash severance payment equal to 12 months of his then current base compensation. Mr. Fleming's employment agreement automatically renews for an additional year on each anniversary of the effective date of the amended agreement, unless we notify Mr. Fleming or he notifies us in writing 90 days prior to such anniversary that we, or he, is not renewing his employment agreement. No such notice of non-renewal has been presented by either party. Accordingly, Mr. Fleming's employment agreement has been renewed through December 31, 2011. Mr. Fleming's base salary for 2011 is $306,887.

Outstanding Equity Awards as of December 31, 2010

        The following table reflects outstanding stock option awards classified as exercisable and unexercisable as of December 31, 2010 for each of the named executives. The table also reflects unvested and unearned stock awards assuming a market value of $4.52 a share (the closing stock price of the Company's stock on December 31, 2010).

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (# Exercisable)	Number of Securities Underlying Unexercised Options (# Unexercisable)	Option Exercise Price ($/sh)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(1)	Market Value of Shares or Units of Stock That Have Not Vested($)
Norman F. Swanton(2)	100,000	—	13.85	3/23/11	—	—
	150,000	—	10.51	3/8/12	—	—
	100,000	50,000	11.15	3/7/13	—	—
	—	266,667	0.51	3/4/14	—	—
	—	250,000	2.42	3/5/15	—	—
Timothy A. Larkin	50,000	—	13.85	3/23/11	—	—
	37,500	—	10.51	3/8/12	—	—
	25,000	12,500	11.15	3/7/13	4,625	$ 20,905
	76,667	153,333	0.51	3/4/14	—	—
	—	160,000	2.42	3/5/15	—	—
David E. Fleming	20,000	—	13.85	3/23/11	—	—
	—	—	—	—	4,934	$ 22,302
	10,000	60,000	0.51	3/4/14	—	—
	—	60,000	2.42	3/5/15	—	—
Kenneth Gobble	30,000	—	13.85	3/23/11	—	—
	40,000	—	10.51	3/8/12	—	—
	33,333	16,667	11.15	3/7/13	—	—
	45,568	91,136	0.51	3/4/14	—	—
	—	85,000	2.42	3/5/15	—	—
Stephen L. Heiter	30,000	—	13.51	4/8/12	—	—
	—	—	—	—	3,700	$ 16,724
	—	43,333	0.51	3/4/14	—	—
	—	57,750	2.42	3/5/15	—	—

(1)
Does not include restricted stock awards granted on March 4, 2011, which vests 1/3rd on each of March 4, 2012, 2013 and 2014, as follows: Mr. Swanton—121,900 shares; Mr. Larkin—68,900 shares; Mr. Heiter—68,900 shares; and Mr. Fleming—31,800 shares. In the event of a "change in control" of Warren (as defined in the stock option awards), all of these unvested stock options and restricted common stock awards become immediately vested.

(2)
Under Mr. Swanton's divorce Settlement Agreement, which became final on April 12, 2010 he has agreed to transfer 50% of the net proceeds/net ownership after first payment of all applicable taxes resulting from any stock option exercise or sale of restricted stock that has been granted to him as of March 23, 2010. He will continue to have voting rights to and a right of first refusal in the event of a proposed sale of such shares.

 OPTIONS EXERCISED AND STOCK VESTED DURING 2010

        The following table summarizes the stock options exercised by the NEOs during the year ended December 31, 2010 on an aggregated basis and RSUs vested during 2010 for each NEO.

	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise	Value Realized Upon Exercise	Number of Shares Acquired on Vesting	Value Realized Upon Vesting
Norman F. Swanton	133,334	$ 358,668	108,544	$ 394,165
Timothy A. Larkin	—	—	61,703	$ 199,265
Kenneth G. Gobble	—	—	18,916	$ 63,463
David E. Fleming	20,000	$ 55,305	39,096	$ 122,901
Stephen L. Heiter	21,667	$ 76,844	63,415	$ 209,558

Change of Control Benefits—Severance Arrangements

        The table below reflects potential payments to our NEOs under existing contracts, agreements, plans or arrangements, whether written or unwritten, for various scenarios involving a change of control or termination of employment of each NEO, assuming a December 31, 2010 termination date, and, where applicable, using the closing price of our common stock of $4.52 (as reported on the NASDAQ Stock Market as of December 31, 2010).

        The following are general definitions that apply to the termination scenarios detailed below. These definitions have been summarized and are qualified in their entirety by the full text of the applicable plans or agreements to which our executive officers are parties.

        "Involuntary Termination" is generally defined as any termination that does not result from the following termination events:

  •
  resignation;

  •
  retirement;

  •
  for cause;

  •
  death;

  •
  qualifying disability;

  •
  extended leave of absence; or

  •
  continued failure to perform duties or responsibilities.

        "For Cause" is generally defined as:

  •
  the willful and continued failure of the executive to perform substantially the executive's duties with the Company or one of its affiliates (other than any such failure resulting from incapacity due to physical or mental illness) or material breach of any material provision in an employment agreement (if applicable), after written demand for substantial performance is delivered to the executive by the Board or the CEO of the Company which specifically identifies the manner in which the Board or CEO believes that the executive has not substantially performed the executive's duties, or

  •
  the willful engaging by the executive in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company.

        A "Change of Control" is generally defined as any one of the following occurrences:

  •
  any individual, entity or group acquires beneficial ownership of 50% or more of either the outstanding shares of our common stock or our combined voting power;

  •
  individuals who constitute the Board (as of the date of either a given change of control contract or an award agreement under our equity plans, as applicable) cease to constitute a majority of the Board, provided that an individual whose election or nomination as a director is approved by a vote of at least a majority of the directors as of the date of either the change of control contract or an award agreement under our equity plans, as applicable, will be deemed a member of the incumbent Board;

  •
  the date of approval by the Stockholders of the Company of an agreement providing for the merger or consolidation of the Company with another corporation or other entity where (x) Stockholders of the Company immediately prior to such merger or consolidation would not beneficially own following such merger or consolidation shares entitling such Stockholders to 50% or more of all votes (without consolidation of the rights of any class of stock to elect directors by a separate class vote) to which all Stockholders of the surviving corporation would be entitled in the election of directors, or (y) where the members of the Board of Directors, immediately prior to such merger or consolidation, would not, immediately after such merger or consolidation, constitute a majority of the board of directors of the surviving corporation; or

  •
  the sale of all or substantially all of the assets of the Company.

        "Good Reason" is generally defined as any one of the following occurrences:

  •
  Material diminution in Executive's position, authority, duties or responsibilities;

  •
  any Change of Control event;

  •
  any material change in the location, as defined in the applicable agreement, where the Executive was employed immediately preceding the relocation.

        "Disability" is generally defined as the absence of the Executive from the Executive's duties with the Company on a full-time basis for 180 business days as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Executive or the Executive's legal representative.

        Under their Employment Agreements, if the Board of Directors terminates Mr. Swanton, Mr. Larkin, or Mr. Fleming other than "For Cause" (which includes gross negligence, willful misconduct, fraud and certain criminal convictions) or if Mr. Swanton, Mr. Larkin, or Mr. Fleming terminates their individual employment for "Good Reason" (which includes relocation), Mr. Swanton and Mr. Larkin are entitled to severance pay equal to 2 years of their then-current base salary, and the most recent years' incentive cash bonus, and Mr. Fleming is entitled to severance pay equal to 3 months of his current base salary.

        Based on a hypothetical termination date of December 31, 2010, the severance payments for the listed NEOs would have been as follows:

Name	Salary-based	Bonus-based	Accelerated Equity Compensation(1)	Severance Total
Norman F. Swanton	$1,180,412	$262,676	$1,594,339	$3,037,427
Timothy A. Larkin	$649,226	$126,927	$971,897	$1,748,050
David E. Fleming(2)	$301,461	—	$388,903	$690,364
Stephen L. Heiter(3)	$22,525	—	$311,767	$334,292
Kenneth A. Gobble(4)	—	—	—	—

(1)
Reflects the in-the-money value of unvested stock options and the value of unvested restricted stock units, all as of December 31, 2010 based upon the closing price of $4.52 per share as reported by the NASDAQ Stock Market.

(2)
Upon a "Change of Control" event, Mr. Fleming shall be entitled to one year's base salary. Upon a termination "Without Cause, Mr. Fleming shall be entitled to three months base salary.

(3)
Under Mr. Heiter's letter agreement in effect at December 31, 2010, he is entitled to severance pay equal to one month of his current base salary. Under his new employment arrangement, effective March 4, 2011, upon termination of employment or resignation, for any reason (absent egregious circumstances), Mr. Heiter will be entitled to: (a) 6 months salary-based cash severance until the end of 2011, and 9 month's salary-based cash severance if employment is terminated after 2011, (b) all of his stock options shall vest and all restricted stock shall vest, (c) he shall receive cash and equity based bonuses that are time-prorated for the period of employment during such year and bonuses shall be calculated based on the degree of achievement realized through the end of the preceding quarter of the employees' Incentive Compensation Plan Matrix pay-out for such year, (d) one year to exercise vested stock options, and (e) one year of existing health care coverage to be paid by them at employee rates.

(4)
Mr. Gobble resigned as an officer and employee of the Company effective as of April 6, 2011. Pursuant to his Severance Agreement dated March 30, 2011, Mr. Gobble will receive a cash payment of $99,261.75, representing 4 and 1/2 months of his current base salary. At Mr. Gobble's request, such severance pay shall be paid in nine (9) equal bi-weekly installments of $11,029.08. Additionally, Mr. Gobble's outstanding unvested stock options will vest ratably during a one year consulting arrangement during which he shall be paid $2,800 per month for up to 10 hours of consulting advice.

Compensation Committee Interlocks and Insider Participation

        During 2010, the Compensation Committee consisted of Anthony Coelho, Chairman, Chet Borgida, Dominick D'Alleva, Espy Price and Michael R. Quinlan. None of these individuals served as one of the Company's officers or employees at any time during 2010 and none was formerly an officer of the Company with the exception of Mr. D'Alleva who was our Secretary until 2002. None of the Company's executive officers served during 2010 as a member of the Compensation Committee of any other company that has an executive officer serving as a member of the Compensation Committee or the Board of Directors. None of the Company's executive officers served during 2010 as a member of the board of directors of any other company that has an executive officer serving as a member of the Compensation Committee.

Compensation Committee Report

        The Compensation Committee is responsible for establishing and administering the executive compensation programs of the Company. The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

                      Respectfully Submitted,

                      THE COMPENSATION COMMITTEE
                      /s/ Anthony Coelho, Chairman
                      /s/ Chet Borgida
                      /s/ Dominick D'Alleva
                      /s/ Espy Price
                      /s/ Michael R. Quinlan

        The above report of the Compensation Committee of the Company shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall this report be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Director and Officer Indemnification Agreements

        The Company has entered into indemnification agreements with its directors and certain executive officers, in part to enable the Company to attract and retain qualified directors and executive officers. These agreements require the Company, among other things, to indemnify such persons against certain liabilities that may arise by reason of their status or service as directors or officers, to advance their expenses for proceedings for which they may be indemnified and to cover such person under any directors' and officers' liability insurance policy the Company may maintain from time to time. These agreements are intended to provide indemnification rights to the fullest extent permitted under applicable Maryland law and are in addition to any other rights the Company's directors and executive officers may have under the Company's restated certificate of incorporation, bylaws and applicable law.

Equity Compensation Plan Information

        The following table provides information as of December 31, 2010, with respect to shares of our common stock that may be issued under our existing equity compensation plans, all of which have been approved by our Stockholders.

	Number of Shares Authorized for Issuance under plan	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans

2000 Equity Incentive Plan	1,975,000	1,069,965	$8.83	—
2001 Stock Incentive Plan	2,500,000	1,126,027	$5.19	85,196
2001 Key Employee Stock Incentive Plan	2,500,000	1,334,084	$1.41	76,709
2010 Stock Incentive Plan	6,950,000	40,000	$3.08	6,910,000
Total	13,925,000	3,570,076	$4.85	7,071,905

        In the event that Warren or Warren E&P is acquired by merger, consolidation, asset sale or equity sale, outstanding options will be assumed, or equivalent options will be issued by the successor corporation. If the successor corporation refuses to assume or substitute the options, the Compensation Committee may accelerate the participants' rights to exercise for a limited period of time after which the options would terminate. With respect to restricted stock awards, the Compensation Committee could also elect to terminate any vested awards in exchange for cash payments.

Certain Relationships and Related Transactions

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

        The Company's board of directors has adopted a Code of Ethics and Business Conduct, which prohibits conflicts of interest between a director, officer or employee and the Company. The code requires directors, officers and employees to inform the Company of any transaction that involves related parties and that may give rise to a conflict of interest. Our Audit Committee, pursuant to the Audit Committee Charter, has oversight for related person transaction and compliance with our code. The Audit Committee will review, ratify or approve, as necessary, any related person transactions prior to the transaction being entered into, or ratify any related person transactions that have not been previously approved, in which a director, five percent owner, executive officer or immediate family member of any such person has a material interest, and which the transaction is in an amount in excess of $120,000, either individually or in the aggregate of several transactions during any calendar year. Since January 1, 2010, no director, five-percent owner, executive officer or immediate family member of any such person has had a material interest in a transaction with the Company that exceeded $120,000, except as otherwise disclosed in the Executive Compensation section of this Proxy Statement, and there is no currently proposed transaction exceeding this amount.

ITEM 2—RATIFICATION OF APPOINTMENT OF GRANT THORNTON LLP
AS INDEPENDENT AUDITORS

        The Audit Committee has appointed Grant Thornton LLP to serve as independent auditors for the fiscal year ending December 31, 2011, and are presenting the selection to the Stockholders for ratification. Grant Thornton LLP has served as the Company's independent auditors for many years and is considered by management to be well qualified.

        It is not expected that a representative of Grant Thornton LLP will be present at the Annual Meeting.

Audit Committee

        For many years, the Company has had an Audit Committee composed entirely of non-management directors. The members of the Audit Committee meet the independence and experience requirements of the NASDAQ Stock Market and the New York Stock Exchange. In 2010, the Committee met five times. The Committee has adopted, and annually reviews, a charter outlining the practices it follows; a copy of the charter is available at our website at www.warrenresources.com. The charter complies with all current regulatory requirements.

        The following report of the Audit Committee of the Company shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall this report be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Audit Committee Report

        The Audit Committee is responsible for monitoring the integrity of the Company's consolidated financial statements, the Company's system of internal controls, the Company's risk management, the qualifications and independence of the Company's independent auditor, the performance of the Company's internal and independent auditors and the Company's compliance with legal and regulatory requirements. We have the sole authority and responsibility to select, determine the compensation of, evaluate and, when appropriate, replace the Company's independent auditors. The Committee has four independent directors and operates under a written charter adopted by the Board. The Board has determined that each Committee member is independent under the standards of director independence established under our Corporate Governance Policies and the NASDAQ Stock Market listing requirements and is also "independent" for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934.

        Management is responsible for the financial reporting process, including the system of internal controls, for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America and for the report on the Company's internal control over financial reporting. The Company's independent auditors are responsible for auditing those financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America and for attesting to management's report on the Company's internal control over financial reporting. Our responsibility is to oversee and review the financial reporting process and to review and discuss management's report on the Company's internal control over financial reporting. We are not, however, professionally engaged in the practice of accounting or auditing and do not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or generally accepted accounting principles or as to auditor independence. We rely, without independent verification, on the information provided to us and on the representations made by management and the independent auditors.

        We held five meetings during 2010. The meetings were designed, among other things, to facilitate and encourage communication among the Committee, management and the Company's independent auditors, Grant Thornton LLP. We discussed with Grant Thornton LLP the overall scope and plans for our audits. We met with Grant Thornton LLP, with and without management present, to discuss the results of their examination and their evaluation of the Company's internal controls.

        We reviewed and discussed the Company's compliance with Section 404 of the Sarbanes-Oxley Act of 2002, including the Public Company Accounting Oversight Board's (PCAOB) Auditing Standard No. 2 regarding the audit of internal control over financial reporting.

        We reviewed and discussed the Company's guidelines, policies and procedures for financial risk assessment and risk management and the major risk exposures of the Company and its business units, as appropriate. We reviewed and discussed with management its reports on risk management.

        We reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2010 with management and Grant Thornton LLP. We also reviewed and discussed the unaudited Quarterly Reports on Form 10-Q with management and Grant Thornton LLP. We also discussed with management and Grant Thornton LLP the process used to support certifications by the Company's Chief Executive Officer and Chief Financial Officer that are required by the Securities and Exchange Commission and the Sarbanes-Oxley Act of 2002 to accompany the Company's periodic filings with the Securities and Exchange Commission and the processes used to support management's annual report on the Company's internal controls over financial reporting. We also reviewed and discussed the reviewed Quarterly Reports on Form 10-Q with management and Grant Thornton LLP.

        We also discussed with Grant Thornton LLP matters that independent accounting firms must discuss with Audit Committees under generally accepted auditing standards and standards of the PCAOB, including, among other things, matters related to the conduct of the audit of the Company's consolidated financial statements and the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).

        Grant Thornton LLP also provided to the Committee the written disclosures and the letter required by PCAOB Rule 3526 (Independence Discussions with Audit Committees) and represented that it is independent from the Company. We discussed with Grant Thornton their independence from the Company. When considering Grant Thornton LLP's independence, we considered if services they provided to the Company beyond those rendered in connection with their audit of the Company's consolidated financial statements, reviews of the Company's interim condensed consolidated financial statements included in its Quarterly Reports on Form 10-Q were compatible with maintaining their independence. We also reviewed, among other things, the audit, audit-related and tax services performed by, and the amount of fees paid for such services to, Grant Thornton LLP. We received regular updates on the amount of fees and scope of audit, audit-related and tax services provided.

        Based on our review and these meetings, discussions and reports, and subject to the limitations on our role and responsibilities referred to above and in the Audit Committee Charter, we recommended to the Board that the Company's audited consolidated financial statements for the year ended December 31, 2010 be included in the Company's Annual Report on Form 10-K. We have also selected Grant Thornton LLP as the Company's independent auditors for the year ending December 31, 2011 and are presenting the selection to the Stockholders for ratification.

Dated: April 5, 2011

                      /s/ Chet Borgida, Chairman
                      /s/ Dominick D'Alleva
                      /s/ Len DeCecchis
                      /s/ James McConnell

Audit Fees and Services

        The following table sets forth the aggregate fees billed to the Company in each of the last two fiscal years by Grant Thornton LLP:

	2010	2009
Audit Fees	$415,384	$443,180
Audit Related Fees	—	—
Tax Fees(1)	28,500	28,600
All Other Fees	—	—

Totals	$443,884	$471,780

(1)
Represents fees for assisting management in the preparation of the corporate tax return.

        Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

Prior to engagement of the independent auditor, management submits an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

        1.     Audit services include audit work performed in the annual audit of the financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including quarterly reviews, consents and assistance with and review of documents filed with the SEC, comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

        2.     Audit-Related services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

        3.     Tax services include all services performed by the independent auditor's tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance.

        4.     Other Fees are those associated with services not captured in the other categories. The Company generally doesn't request such services from the independent auditor.

        Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

        The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

        For 2010 and 2009, 100% of the accounting fees and services were pre-approved by the Audit Committee.

        Ratification of the appointment of the independent auditors requires that the votes cast by the holders of the shares of Common Stock voting in person or by proxy at the Annual Meeting of Stockholders "for" ratification exceed the votes cast "against." If the Stockholders should not ratify the appointment of Grant Thornton LLP, the Audit Committee will reconsider the appointment.

The Board Of Directors Recommends A Vote
"For"
The Ratification Of The Appointment Of Grant Thornton LLP
As Independent Auditors.

ITEM 3—ADVISORY VOTE ON EXECUTIVE COMPENSATION

        The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our NEOs as disclosed in this proxy statement in accordance with the SEC's rules.

        As discussed in our Compensation Discussion and Analysis ("CD&A") above, our executive compensation programs for our NEOs, as well as other executives, are designed to closely align executive rewards with the total return to stockholders and corporate, group and individual performance. Our Compensation Committee developed an overall compensation philosophy that is built on a foundation of these guiding principles:

  •
  Competitive Positioning:  Total remuneration is designed to attract and retain the executive talent required to achieve our goals through a market competitive total remuneration package.

  •
  Performance Orientation:  Executive compensation is designed to align the interests of executives and stockholders. It is also performance-based with a direct link to Company, business unit, and individual performance.

  •
  Fairness:  Our compensation programs are designed to be fair and equitable across all employee groups and should not unfairly discriminate in favor of any one individual or group on the basis of age, service, or other non-performance related criteria.

  •
  Ownership and Responsibility:  Our compensation programs recognize individual contributions as well as link executive and stockholder interests through compensation plans and programs that reward our executives, including our NEOs based on increases to stockholder value and the financial success of the Company.

        We believe that the Company's executive compensation programs have been effective at incenting the achievement of positive results, appropriately aligning pay and performance and in enabling the Company to attract and retain very talented executives within our industry.

        We are asking our stockholders to indicate their support for our NEO compensation as described in this proxy statement. This proposal, commonly known as a "say-on-pay" proposal, gives you as a stockholder the opportunity to express your views on our fiscal year 2010 executive compensation policies and procedures for NEOs. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the policies and procedures described in this proxy statement.

        Accordingly, we ask our stockholders to vote "FOR" the following resolution at the Annual Meeting:

        RESOLVED, that the stockholders of Warren Resources, Inc. (the "Company") approve, on an advisory basis, the compensation of the NEOs as disclosed pursuant to Item 402 of Regulation S-K in the Company's proxy statement for the 2011 Annual Meeting of Stockholders.

        Although this is an advisory vote which will not be binding on the Compensation Committee or the Board, we will carefully review the results of the vote. The Compensation Committee will consider our stockholders' concerns and take them into account when designing future executive compensation programs.

        The Board therefore recommends that you indicate your support for the Company's executive compensation in fiscal year 2010, as outlined in the above resolution.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 3.

ITEM 4—ADVISORY VOTE ON THE FREQUENCY OF SAY-ON-PAY VOTES

        In addition to the non-binding advisory vote on executive compensation, the Dodd-Frank Act also enables our stockholders to express their preference for having a say on pay vote every one, two, or three years or abstain. This non-binding "frequency" vote is required at least once every six years beginning with our Annual Meeting.

        After careful consideration of this proposal, our Board has determined that an advisory vote on executive compensation that occurs annually is the most appropriate alternative for the Company, and therefore our Board recommends that you vote for a one-year interval for the advisory vote on executive compensation.

        In formulating its recommendation, our Board considered that an advisory vote on executive compensation every year will allow our stockholders to provide us with their direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year. Setting a one year period for holding this stockholder vote will enhance stockholder communication by providing a clear, simple means for the Company to obtain information on investor sentiment about our executive compensation philosophy.

        You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or abstain from voting when you vote in response to the resolution set forth below.

        "RESOLVED, that the option of once every one year, two years, or three years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which the Company is to hold a stockholder advisory vote to approve the compensation of the named executive officers as disclosed pursuant to Item 402 of Regulation S-K."

        The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been selected by stockholders. The Board values the opinions of the Company's stockholders as expressed through their votes and other communications. Although the resolution is non-binding, the Board and the Committee will carefully consider the outcome of the frequency vote and other communications from stockholders when making future decisions regarding the frequency of say-on-pay votes. However, because this vote is advisory and not binding on the Board in any way, the Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE ON EXECUTIVE COMPENSATION
BE HELD EVERY "ONE YEAR"

        The frequency vote is non-binding. Stockholder approval of a one, two, or three-year frequency vote will not require the Company to implement an advisory vote on executive compensation every one, two, or three years. The final decision on the frequency of the advisory vote on executive compensation remains with the Board and/or its committees.

EXPENSES OF SOLICITATION

        We bear all expenses incurred in connection with the solicitation of proxies. We have engaged various firms to assist with the solicitation of proxies for estimated fees of $40,000 plus expenses.

        We will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of Common Stock held in their names.

        Our Directors, officers and employees may also solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities.

PROPOSALS OF STOCKHOLDERS FOR 2012 ANNUAL MEETING

        According to Rule 14a-5(e)(1) of the Exchange Act, we must receive proposals of Stockholders on or before December 4, 2011 120 days prior to April 5, 2012, so December 4, 2011 under Rule 14a-5(e)(1) and 14a-8(e) that are intended to be presented at the 2012 Annual Meeting of Stockholders in order for the proposals to be eligible for inclusion in our 2012 proxy statement and proxy relating to that meeting. These proposals should be sent to the Corporate Secretary by fax to (212) 697-9466 or by mail to the Office of the Corporate Secretary, Warren Resources, Inc., 1114 Avenue of the Americas, 34th Floor, New York, NY 10036 or by e-mail to dfleming@warrenresources.com.

        According to our By-Laws, a proposal for action to be presented by any Stockholder at an Annual Meeting of Stockholders shall be out of order and shall not be acted upon unless:

  •
  The proposal is specifically described in our notice to all Stockholders of the meeting and the matters to be acted upon thereat, or

  •
  The proposal shall have been submitted in writing to the Secretary at the above fax number or mailing address or e-mail address and received at our principal executive offices no earlier than January 18, 2011, which is 120 days prior to the first anniversary of our Annual 2011 Meeting, and no later than February 18, 2011, which is 90 days before the first anniversary of our Annual 2011 Meeting, and such proposal is, under law, an appropriate subject for share-owner action.

HOUSEHOLDING

        As permitted by the 1934 Act, only one copy of this proxy statement and Annual Report are being delivered to Stockholders residing at the same address, unless such Stockholders have notified the Company of their desire to receive multiple copies of the proxy statement.

        The Company will promptly deliver, upon oral or written request, a separate copy of the proxy statement and Annual Report to any Stockholder residing at an address to which only one copy was mailed. Requests for additional copies or to request a single copy of proxy statements and Annual Reports for Stockholders sharing address (if they are receiving multiple copies) should be directed to Investor Relations, by phone (212) 697-9660 or by fax at (212) 697-9466 or by mail to Investor Relations, Warren Resources, Inc., 1114 Avenue of the Americas, 34th Floor, New York, NY 10036 or by e-mail to info@warrenresources.com.

 OTHER INFORMATION

        Management does not know of any items, other than those referred to in the accompanying Notice of Annual Meeting of Stockholders, which may properly come before the meeting or other matters incident to the conduct of the meeting.

        As to any other item or proposal that may properly come before the meeting, including voting on a proposal omitted from this proxy statement pursuant to the rules of the SEC, it is intended that proxies will be voted in accordance with the discretion of the proxy holders.

        The form of proxy and this proxy statement have been approved by the Board of Directors and are being mailed and delivered to Stockholders by its authority.

ANNUAL REPORT TO STOCKHOLDERS AND FORM 10-K

        The 2010 Annual Report on Form 10-K (which is not a part of the Company's proxy soliciting materials) is being mailed to the Company's Stockholders with this Proxy Statement. The Company's Annual Report on Form 10-K for year 2010 and the exhibits filed with it are available at the Company's web site at www.proxy.warrenresources.com. Upon request by any Stockholder to the following address, a copy of the 2010 10-K, without exhibits, will be furnished without charge, and a copy of any or all exhibits to the 2010 10-K will be furnished for a fee which will not exceed the Company's reasonable expenses in furnishing the exhibits:

Investor Relations
Warren Resources, Inc.
1114 Avenue of the Americas, 34th Floor
New York, NY 10036

                      By Order of the Board of Directors,

                      /s/ David E. Fleming
                      David E. Fleming,
                       Corporate Secretary

New York, New York
April 5, 2011

WARREN RESOURCES, INC.

1114 AVENUE OF THE AMERICAS

NEW YORK, NY 10036

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

		For	Withhold	For All
		All	All	Except
The Board of Directors recommends you vote FOR the following:
		☐	☐	☐
1. Election of Directors
Nominees

01 Chet Borgida
02 Michael R. Quinlan
03 Norman F. Swanton

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends you vote FOR proposals 2. and 3.		For	Against	Abstain

2. For the ratification of the appointment of Grant Thornton LLP as the Company’s auditors for the year 2011.		☐	☐	☐

3. To approve, by non-binding vote, the compensation of the Company’s named executive officers.		☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:	1 year	2 years	3 years	Abstain

4. To recommend, by non-binding vote, the frequency of holding future advisory votes on the compensation of the Company’s named executive officers.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:		For	Against	Abstain

5. The proxies are authorized to vote upon such other business as may properly come before the meeting.		☐	☐	☐

For address change/comments, mark here. (see reverse for instructions)  ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000100849_1       R1.0.0.11699

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com .

WARREN RESOURCES, INC.

Annual Meeting of Stockholders

May 18, 2011

This proxy is solicited by the Board of Directors

The undersigned hereby appoints Chet Borgida and Michael R. Quinlan, each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to act and vote, as provided on the other side, all the shares of Warren Resources, Inc. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held May 18, 2011 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000100849_2       R1.0.0.11699

QuickLinks

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 18, 2011
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
ITEM 1—ELECTION OF DIRECTORS
DIRECTORS NOMINATED THIS YEAR FOR TERM EXPIRING IN 2014
CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2013
CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2012
CORPORATE GOVERNANCE AND BOARD OF DIRECTORS' MATTERS
Code of Business Conduct for All Directors, Officers and Employees
Code of Ethics for Senior Financial Officers
Director Compensation for 2010
DEFERRED COMPENSATION PLAN
SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
EXECUTIVE COMPENSATION COMPENSATION DISCUSSION AND ANALYSIS
NAMED EXECUTIVE OFFICERS
COMPENSATION OF NAMED EXECUTIVE OFFICERS
Grants of Plan-based Awards Table for 2010
OPTIONS EXERCISED AND STOCK VESTED DURING 2010
Certain Relationships and Related Transactions
ITEM 2—RATIFICATION OF APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT AUDITORS
The Board Of Directors Recommends A Vote "For" The Ratification Of The Appointment Of Grant Thornton LLP As Independent Auditors.
ITEM 3—ADVISORY VOTE ON EXECUTIVE COMPENSATION
ITEM 4—ADVISORY VOTE ON THE FREQUENCY OF SAY-ON-PAY VOTES
EXPENSES OF SOLICITATION
PROPOSALS OF STOCKHOLDERS FOR 2012 ANNUAL MEETING
HOUSEHOLDING
OTHER INFORMATION
ANNUAL REPORT TO STOCKHOLDERS AND FORM 10-K